    As filed with the Securities and Exchange Commission on May 11, 1998


                                        Securities Act File No. 33-94206
                                        Investment Company Act File No. 811-9064

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]
     Pre-Effective Amendment No.                                       [ ]
                                 ---
     Post-Effective Amendment No.  4                                   [X]
                                  ---

         and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]
     Amendment No. 5                                                   [X]

                        (Check appropriate box or boxes.)

                       CADRE INSTITUTIONAL INVESTORS TRUST
               (Exact Name of Registrant as Specified in Charter)

                               905 Marconi Avenue
                           Ronkonkoma, New York 11779
                    (Address of Principal Executive Offices)

       (Registrant's Telephone Number, Including Area Code (516) 467-0200

                               William M. Sullivan
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779
                     (Name and address of Agent for Service)

                                    Copy to:

                            Kenneth S. Gerstein, Esq.
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                            New York, New York 10022


                  Approximate Date of Proposed Public Offering:
  As soon as practicable after this Post-Effective Amendment becomes effective.

         It is proposed that this filing will become effective (check appropriate box)

         |_| immediately upon filing pursuant to paragraph (b)
         |_| on (date) pursuant to paragraph (b) |_| 60 days after filing
             pursuant to paragraph (a)
         |_| on (date) pursuant to paragraph (a) of rule 485
         |X| 75 days after filing pursuant to paragraph (a)(2)
         |_| on (date) pursuant to paragraph (a)(2) of rule 485

         If appropriate, check the following box:

         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    FORM N-1A

                       CADRE INSTITUTIONAL INVESTORS TRUST

                              CROSS REFERENCE SHEET

            (FOR INSTITUTIONAL CASH FUND AND LIQUID ASSET FUND ONLY)

        N-1A ITEM NUMBER
             PART A                                                                              CAPTION

               1.                   Cover Page                                                   Cover Page

               2.                   Synopsis                                                     Summary of Expenses

               3.                   Condensed Financial Information                              Financial Highlights (For Liquid
                                                                                                 Asset Fund Only); Not Applicable
                                                                                                 for Institutional Cash Fund

               4.                   General Description of Registrant                            Cover Page; Investment Objective
                                                                                                 and Policies; General Information

               5.                   Management of Fund                                           Management of the Fund

               5A.                  Management's Discussion of Fund Performance                  Not Applicable

               6.                   Capital Stock and Other Securities                           Purchasing Shares; Dividends and
                                                                                                 Distributions; Taxes; General
                                                                                                 Information

               7.                   Purchase of Securities Being Offered                         Purchasing Shares; Shareholder
                                                                                                 Accounts; Redeeming Shares;
                                                                                                 Exchange Privilege; Net Asset
                                                                                                 Value

               8.                   Redemption or Repurchase                                     Shareholder Accounts; Redeeming
                                                                                                 Shares; Exchange Privilege; Net
                                                                                                 Asset Value

               9.                   Pending Legal Proceedings                                    Not Applicable

             PART B                                                                              CAPTION
             ------                                                                              -------

               10.                  Cover Page                                                   Cover Page

               11.                  Table of Contents                                            Table of Contents

               12.                  General Information and History                              General Information

               13.                  Investment Objectives and Policies                           Investment Policies and
                                                                                                 Practices; Investment
                                                                                                 Restrictions

               14.                  Management of the Fund                                       Investment Advisory and Other
                                                                                                 Services; Trustees and Officers

               15.                  Control Persons and Principal Holders of Securities          General Information

               16.                  Investment Advisory and Other Services                       Investment Advisory Agreement
                                                                                                 and Other Services; Purchasing
                                                                                                 Shares; Expenses; General
                                                                                                 Information

               17.                  Brokerage Allocation and Other Practices                     Portfolio Transactions and
                                                                                                 Brokerage

               18.                  Capital Stock and Other Securities                           General Information

               19.                  Purchase, Redemption and Pricing of Securities Being         Purchasing Shares; Shareholder
                                    Offered                                                      Accounts; Redeeming Shares;
                                                                                                 Exchange Privilege;
                                                                                                 Determination of Net Asset Value

               20.                  Tax Status                                                   Taxes

               21.                  Underwriters                                                 Purchasing Shares

               22.                  Calculation of Performance Data                              Performance Information

               23.                  Financial Statements                                         Financial Statements

LIQUID ASSET FUND
A SERIES OF CADRE INSTITUTIONAL
INVESTORS TRUST

905 Marconi Avenue
Ronkonkoma, New York 11779

                  Liquid Asset Fund (the "Fund") is a series of Cadre Institutional Investors Trust (the "Trust"), a diversified, open-end management investment company. The Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share. The investment objective of the Fund is high current income, consistent with preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing all of its investable assets in the U.S. Government Money Market Portfolio (the "Portfolio"), a separate series of the Trust that has the same investment objective and policies as the Fund. The Portfolio invests exclusively in short-term debt securities that are issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government ("Government Securities") and repurchase agreements collateralized by Government Securities. See "Investment Objective and Policies." Cadre Financial Services, Inc. (the "Investment Adviser") serves as the investment adviser of the Portfolio.

                  Shares of the Fund are offered for sale on a no-load basis to states and municipalities, and their subdivisions and agencies, as well as to other institutional investors. No sales commissions or other charges are imposed upon the purchase or redemption of shares. No minimum initial or subsequent investment in the Fund is required. See "Purchasing Shares." Shares of the Fund are not insured by Ambac Assurance Corporation.

                  An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. See "Net Asset Value."

                  This Prospectus sets forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Additional information about the Fund and the Trust has been filed with the Securities and Exchange Commission (the "SEC") in a Statement of Additional Information dated __________, 1998, which is incorporated herein by reference and is available without charge by writing to the transfer agent or by calling 1-800-221-4524.

                  Investors are advised to read this Prospectus and retain it for future reference.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
                          UPON THE ACCURACY OR ADEQUACY
  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is June __, 1998

                               SUMMARY OF EXPENSES

    The following table is designed to assist prospective investors in understanding the various direct and indirect costs and expenses that a shareholder in the Fund will bear. It summarizes the estimated shareholder transaction and annual operating expenses of the Fund and the Portfolio in which it invests. The amounts set forth below under "Other Expenses," as well as the amounts in the example below, are based upon estimates of expenses for the current fiscal year.

             SHAREHOLDER TRANSACTION EXPENSES

                  Maximum Sales Load Imposed on Purchases...........................               None

                  Maximum Sales Load Imposed on Reinvested Dividends................               None

                  Deferred Sales Load...............................................               None

                  Redemption Fee....................................................               None

                  Exchange Fee......................................................               None

             ANNUAL FUND OPERATING EXPENSES                                                  Net of Expense
                                                                                              Reimbursement
             (as a percentage of average net assets)
                  Investment Advisory Fee...........................................               0.06%

                  12b-1 Fees........................................................               None

                  Other Expenses....................................................               0.39%

                  Total Fund Operating Expenses.....................................               0.45%


    The Investment Adviser has voluntarily agreed to waive its fees or absorb expenses to the extent necessary to assure that the ordinary operating expenses of the Fund do not exceed annually .45% of the Fund's average daily net assets. Absent this agreement, other estimated expenses and estimated total operating expenses of the Fund annually would be 0.43% and 0.49%, respectively, of the Fund's average daily net assets. The Investment Adviser reserves the right to modify or terminate at any time its agreement to waive fees and absorb expenses upon prior written notice to the Fund.

                         EXAMPLE                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                         -------                      ------  -------  -------  --------
          You would pay the following expenses on a
            $1,000 investment, assuming (1) 5% annual
            return and (2) redemption at the end of
            each period:                               $4.60  $14.46.   $29.99   $56.98


         The example is based upon estimated Total Fund Operating Expenses, as set forth in the table above, after giving effect to the fee waiver and absorption of expenses. Actual expenses and annual return may be greater or less than the amounts shown above. The example should not be considered a representation of past or future expenses.

         For a more complete description of costs and expenses, see "Management of the Fund."

                                LIQUID ASSET FUND

                              FINANCIAL HIGHLIGHTS

    The following Information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report dated October 31, 1997. This information should be read in conjunction with the financial statements, the notes thereto and the independent auditors report which is incorporated by reference in the Statement of Additional Information.

                                              YEAR ENDED              PERIOD ENDED
                                           OCTOBER 31, 1997         OCTOBER 31, 1996
                                           ----------------         ----------------
Net Asset Value, beginning of period       $      1.000               $     1.000
                                           ------------               -----------
Income from Investment Operations:
     Net investment income (2) .....              0.053                     0.027
                                           ------------               -----------
Less Distributions from:
     Net investment income .........             (0.053)                   (0.027)
                                           ------------               -----------
     Net Realized Gain .............             (0.000)***                    --
                                           ------------               -----------
     Total Distributions ...........             (0.053)                   (0.027)
Net increase in net asset value ....                 --                        --
                                           ------------               -----------
Net Asset Value, End of period .....       $      1.000               $     1.000
                                           ============               ===========
Total Return .......................              5.39%                     2.72%*
Ratios/Supplemental Data:
Net Assets, End of period (000s)  ..       $   138,661                $  70,881
                                           -----------                ---------
Ratios to average net assets:
     Net investment income including
       reimbursement/waiver ........              5.38%                     5.18%**
     Operating expenses including
       reimbursement/waiver ........               .26%                     0.20%**
     Operating expenses excluding
       reimbursement/waiver ........               .49%                     0.75%**

--------------
    * Not Annualized

   ** Annualized

  *** Amount is less than 0.000 per share

  (1) The Fund commenced investment operations on April 24, 1996.

  (2) Net investment income per share before reimbursement/waiver of fees and expenses by the Investment Adviser for the year ended October 31, 1997 and period ended October 31, 1996 was $0.0514 and $0.024, respectively.

                               SUITABLE INVESTORS

         The Fund is specifically designed for investors concerned about the safety of their investments and is a low-cost, professionally managed cash management vehicle for states, municipalities, and their subdivisions and agencies, including school and special purpose districts, and for other institutional investors. It offers investment diversification, administrative convenience and operating economies of scale to investors whose investment policies and guidelines are consistent with those of the Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to seek high current income, consistent with preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing all of its investable assets in the U.S. Government Money Market Portfolio (the "Portfolio"). The Portfolio is a series of the Trust that has the same investment objective as the Fund and invests exclusively in short-term debt securities issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government ("Government Securities") and repurchase agreements collateralized by Government Securities. The Portfolio maintains a dollar-weighted average maturity of 90 days or less, and invests only in securities having remaining maturities of 397 days or less. As a money market fund, the Fund seeks to maintain a stable net asset value of $1.00 per share at all times. No assurance can be given that the Fund will be able to achieve its investment objective or maintain a stable net asset value. See "Net Asset Value."

         Government Securities include obligations that are issued by the U.S. Treasury. These obligations, which include Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. government. Government Securities also include obligations issued by federal agencies and instrumentalities ("Agency Securities"). Certain Agency Securities, such as the Export-Import Bank of the United States, the General Services Administration, the Government National Mortgage Association, and the Small Business Administration, are backed by the full faith and credit of the U.S. government. Other Agency Securities, such as obligations of the Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association, are backed by the right of the issuer to borrow from the U.S. Treasury under certain circumstances or are backed by the credit of the agency or instrumentality issuing the obligation. These types of Agency Securities are not deemed direct obligations of the United States, and therefore involve more risk than obligations which are backed by the full faith and credit of the U.S. government. All securities purchased by the Portfolio, including repurchase agreements, must be of high quality and be determined by the Investment Adviser to present minimal credit risks pursuant to procedures adopted by the Board of Trustees of the Trust.

         THE PORTFOLIO MAY INVEST IN CERTAIN VARIABLE AND FLOATING RATE SECURITIES, AS DESCRIBED BELOW, BUT DOES NOT INVEST IN ANY OTHER SECURITIES COMMONLY KNOWN AS DERIVATIVES.

         The Fund's investment objective is fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

         Repurchase Agreements. A repurchase agreement involves the purchase of a security by the Portfolio with an agreement by the seller of the security to repurchase it from the Portfolio at a mutually agreed upon day and price, frequently the next business day. The resale price is in excess of the purchase price and reflects the rate of return earned by the Portfolio. The maturities of repurchase agreements entered into by the Portfolio normally do not exceed seven days. However, the Portfolio may enter into a repurchase agreement maturing in more than seven days provided that not more than 10% of the Portfolio's net assets would, as a result, be invested in repurchase agreements having maturities in excess of seven days and under which the Portfolio also does not have the right to repayment within seven days. Repurchase agreements will at all times be fully collateralized by their underlying securities ("collateral") in an amount at least equal to the purchase price plus accrued interest, marked to market daily. The collateral for repurchase agreements is held by the Trust's custodian (or a subcustodian) and is required to consist of Government Securities (without regard to the maturity of such obligations). If the seller defaults and the value of the collateral securing a repurchase agreement declines, the Fund may incur a loss. The Portfolio, however, enters into repurchase agreements only with banks or primary dealers designated as such by the Federal Reserve Bank of New York and which have been determined by the Investment Adviser to present minimal credit risk in accordance with guidelines established by the Board of Trustees of the Trust.

         Variable and Floating Rate Securities. Government Securities purchased by the Portfolio may include variable and floating rate securities. The interest rates payable on these securities are adjusted either at predesignated intervals or whenever there is a change in an established benchmark rate of interest, and, upon reset, the market value approximates par. These securities may also have a demand feature under which the Portfolio can demand repayment of principal on specified dates or after giving specified notice. The Portfolio only purchases variable and floating rate Government Securities that are eligible for purchase by money market funds under applicable regulations, and therefore does not purchase securities such as inverse floaters, range floaters, COFI floaters, capped floaters or dual index floaters. In determining the maturities of securities and calculating the Portfolio's dollar-weighted average portfolio maturity, variable rate Government Securities are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Floating rate Government Securities with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         When-Issued and Delayed Delivery Securities. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold with payment and delivery taking place as much as a month or more in the future. The transactions are used to secure an advantageous price and yield at the time of entering into the transactions. However, the value of securities purchased on a when-issued basis is subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.

         Borrowings. The Fund and the Portfolio do not borrow for purposes of making investments (a practice known as "leverage"). However, they each may borrow money from banks in an amount not exceeding one-third of the value of its total assets (calculated at the time of the borrowing), for temporary extraordinary or emergency purposes. The Fund and the Portfolio may pledge their assets to secure these borrowings. Additional investments will not be made by the Fund or the Portfolio while it has any borrowings outstanding.

         Investment Restrictions. The Fund and the Portfolio are subject to various additional restrictions on their investments. Certain of these restrictions are deemed fundamental policies and cannot be changed without the approval of the holders of a majority of the Fund's or the Portfolio's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

         Investment Characteristics. The Portfolio invests solely in obligations issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government, and repurchase agreements collateralized by such securities. Government Securities are of very high credit quality. Shares of the Fund are not insured or guaranteed by the U.S. government or any government agency. The return on an investment in the Fund will increase or decrease in response to changes in short-term market interest rates. The market value of the Portfolio's investments will fluctuate, with investments increasing in value as interest rates fall and decreasing in value as interest rates rise. However, due to the method used by the Portfolio and the Fund in valuing their assets, it is expected but cannot be assured that the net asset value of shares of the Fund will be a stable $1.00 per share. See "Net Asset Value." Virtually all portfolio transactions for the Portfolio will be effected on a principal basis with issuers, underwriters or dealers serving as primary market-makers.

         Special Information Concerning Investment Structure. The Fund does not invest directly in securities. Instead, it invests all of its investable assets in the Portfolio, which is a series of the Trust that has the same investment objective and policies as the Fund. The Portfolio, in turn, purchases, holds and sells investments in accordance with that objective and those policies. The Trustees of the Trust believe that the per share expenses of the Fund (including its share of the Portfolio's expenses) will be less than or approximately equal to the expenses that the Fund would incur if its assets were invested directly in securities and other investments. The Fund may withdraw its assets from the Portfolio at any time, and will do so if the Trustees believe it to be in the best interest of the Fund's shareholders. If the Fund were to withdraw its investment in the Portfolio, the Fund could either invest directly in securities in accordance with the investment policies described above or invest in another pooled investment vehicle having the same investment objective and policies as the Fund. In connection with the withdrawal of its interest in the Portfolio, the Fund could receive securities and other investments from the Portfolio instead of cash, which could cause the Fund to incur brokerage, tax and other charges.

         The Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund (which in turn will notify its shareholders) at least 30 days before implementing any such changes. A change in the objective, policies or restrictions of the Portfolio may cause the Fund to withdraw its investment in the Portfolio.

         Certain investment restrictions of the Portfolio may not be changed without the approval of investors in the Portfolio. These restrictions are described in the Statement of Additional Information. When the Fund is asked to vote on matters concerning the Portfolio, the Fund will hold a shareholder meeting and vote its shares of the Portfolio in accordance with shareholder instructions. However, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

         Shares of the Portfolio will be held by investors other than the Fund. These investors, which may include other series of the Trust, other mutual funds and other types of pooled investment vehicles, offer shares (or interests) to their investors which have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in each fund that invests in the Portfolio may differ. These differences in returns are also present in other fund structures. Information about other holders of shares of the Portfolio is available from the Transfer Agent.

                                PURCHASING SHARES

         Shares of the Fund are offered for sale, without sales charge, at the net asset value per share next determined after receipt and acceptance of a purchase order by Cadre Securities, Inc., as distributor of the Fund's shares (the "Distributor"), subject to timely receipt of federal funds as described below. Net asset value is computed as of 4:00 p.m. (Eastern time) on each day on which both the

New York Stock Exchange is open for trading and the Federal Reserve Bank of New York is open (each, a "Business Day"), except on days for which the Public Securities Association (the "PSA") recommends an early closing of the U.S. government securities markets when the net asset value will be computed as of such earlier closing time. See "Net Asset Value." There are no minimum initial or subsequent investment requirements.

         Shares become entitled to receive dividends beginning on the day of purchase. For this reason, the Fund must have federal funds available to it (i.e., monies credited to its custodian bank by a Federal Reserve bank) on the day the purchase order is accepted. An order for the purchase of shares of the Fund is accepted (i) immediately upon receipt of federal funds by wire as described below or (ii) when a check is credited to the shareholder's account in the form of federal funds (generally one Business Day after receipt of a check). Shares will be issued at the net asset value next determined after acceptance of the purchase order and will be entitled to that day's dividend. The Fund reserves the right to reject any purchase order and to modify or suspend the continuous offering of its shares.

         In order to permit the Investment Adviser to manage the Portfolio most effectively, investors should place purchase orders as early in the day as possible by calling Cadre Financial Services, Inc., in its capacity as the Fund's transfer agent (the "Transfer Agent"), toll-free at 1-800-221-4524.

         Prior to making an initial investment by wire or check, an account number must be obtained by calling the Transfer Agent toll-free at 1-800-221-4524, or by mailing a completed registration form to:

                             Cadre Liquid Asset Fund
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

         In order to receive an account number by telephone, an investor must provide the name, address, and tax identification number of the account owner, the amount being wired or mailed as the initial investment, and the name of the wiring bank. Promptly after opening accounts by telephone, investors should mail an original completed registration form for each account opened to the Transfer Agent. Although share purchases can be made before a registration form is submitted, shares may not be redeemed until a completed registration form has been submitted.

         Purchases by Federal Funds. Shares may be purchased by wiring federal funds directly to the Fund in accordance with the instructions below. The Fund does not impose any transaction charges; however, wire charges may be imposed by the shareholder's transmitting bank. Shares will be issued at the net asset value next determined after receipt of an order to purchase shares and will be entitled to the dividend declared on the date the order is received if the Trust's custodian receives payment in federal funds in the amount of the purchase order not later than the close of the Federal Reserve wire on that day. If a purchase order is not received and accepted prior to 4:00 p.m. (Eastern time), or as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets, or if federal funds are not received by the close of the Federal Reserve wire, shares will not be issued or entitled to receive dividends until the next computation of net asset value following the receipt of the purchase order or of federal funds by the Trust's custodian.

         Additional purchases of shares can be made by calling the Transfer Agent toll-free at 1-800-221-4524, to place a purchase order and then wiring federal funds in the amount of the purchase.

         With respect to both initial and subsequent purchases of shares, the wiring bank should be instructed to wire federal funds to:

                             Cadre Liquid Asset Fund
                          c/o BSD&T Co. ABA # 011001234
                                CR DDA # 05-338-4
                           CR CIIT A/C # ____________
                          [insert your account number]

         Purchases by Check. Shares may be purchased by check in accordance with the instructions below. Shares will be issued on the next Business Day after receipt of a check at the net asset value determined on such day. Shareholders will become entitled to dividends when a check is credited to the shareholder's account in the form of federal funds (generally one Business Day after receipt of a check).

         Checks for both initial and subsequent purchases of shares should indicate the account name and number and be made payable to Liquid Asset Fund and sent by mail to the Transfer Agent at:

                             Cadre Liquid Asset Fund
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

                              SHAREHOLDER ACCOUNTS

         The Trust does not issue certificates for shares of the Fund. Instead, one or more accounts are maintained for each shareholder reflecting full and fractional shares of the Fund the shareholder owns. Shareholders are sent confirmations of each account transaction, and monthly statements showing account balances.

         Sub-Account Services. Special sub-accounting procedures are available for investors wishing to open multiple accounts to meet requirements regarding the commingling of funds or for accounting convenience. Sub-accounts can be established at any time by calling the Transfer Agent. Please call toll-free at 1-800-221-4524 for further information and appropriate forms. Investors who have established sub-accounts will receive periodic confirmations and statements of holdings and transactions.

         Minimum Account Balance. There is no minimum account balance for the Fund. In order to avoid costs to the Fund that are associated with maintaining inactive accounts, if there has been no activity in an account with no balance for a period of six months, the Fund may close the account. However, a shareholder will first be sent written notice of the Fund's intention to close the account, and given 60 days to purchase additional shares to increase the account balance.

                                REDEEMING SHARES

         Shareholders may redeem all or any portion of the shares in their accounts at any time at the net asset value next computed after the receipt of a redemption request in proper form. Redemptions may be made by telephone, mail, or check, as described below. Redemption proceeds will be paid by federal funds wire to one or more of the bank accounts that have been predesignated by the shareholder, normally on the day the redemption request is received. If a redemption request is not received prior to 2:00 p.m. (Eastern time), or as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets, it will be processed on the following Business Day. Shares are not entitled to receive dividends declared on the day the shares are redeemed. See "Dividends and Distributions." In the case of complete redemption of all shares in an account, the redemption payment will include the amount of all dividends declared for the month-to-date on shares held in the account. Except in unusual circumstances described in the Statement of Additional Information, the Fund will not suspend the right of redemption or postpone the payment of redemption proceeds for more than seven days; however, if shares have recently been purchased by check (including, in each case, certified checks and cashiers checks), the payment of redemption proceeds will be delayed until the purchase check has cleared (the time varies from state to state) which may take up to 15 days. For this reason, shareholders who anticipate the need for immediate access to their investment should purchase shares with federal funds.

         A completed registration form must be on file with the Transfer Agent in order to redeem shares. See "Purchasing Shares." Shareholders will be asked to designate a primary recipient bank account on their registration form. The primary recipient account may be changed at any time, and any number of secondary recipient bank accounts can be added, provided proper written instructions are on file. Please call the Transfer Agent to receive additional information and appropriate forms.

         In order to permit the Investment Adviser to manage the Fund most effectively, investors should place telephone redemption requests as early in the day as possible by calling the Transfer Agent toll-free at 1-800- 221-4524.

         Telephone Redemption Procedures. A request to redeem shares may be placed by calling the Transfer Agent at 1-800-221-4524. The shareholder will be asked to provide the account name and number, and the amount of the redemption. Proceeds of the redemption will be sent to the primary recipient bank account designated by the shareholder unless the shareholder requests that payment be made to a predesignated secondary recipient bank account. Proceeds will be sent by Federal Reserve wire, normally on the day the redemption request is received. Redemption requests that are not received prior to 2:00 p.m. (Eastern time), or as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets, will be processed the following Business Day.

         The Transfer Agent employs reasonable procedures to confirm that telephone redemption instructions are genuine such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification or other information prior to effecting a telephone redemption. To the extent such procedures are used, neither the Trust or the Fund, nor the Investment Adviser or any of its affiliates, will be liable for a loss due to fraudulent or unauthorized telephone instructions. A REDEMPTION BY TELEPHONE MAY BE MADE ONLY IF THE TELEPHONE REDEMPTION PRIVILEGE HAS BEEN SELECTED ON THE REGISTRATION FORM, OR WRITTEN INSTRUCTIONS HAVE BEEN FILED WITH THE TRANSFER AGENT.

         During periods of severe market or economic conditions, it may be difficult to contact the Transfer Agent by telephone. In such an event a shareholder should send a written redemption request by overnight delivery to the Transfer Agent and follow the procedures for written redemption requests described below.

         Written Redemption Requests. Shares of the Fund may be redeemed by written redemption request. A written redemption request must be signed by each of the persons who the shareholder has specified as required to sign such requests. The request must include the complete account name and address, the amount of the redemption, and the predesignated primary or secondary recipient bank account to which the proceeds of the redemption are to be sent. The signature of each person signing the request must be guaranteed by an eligible guarantor institution. Organizations that may qualify as eligible guarantor institutions include banks, brokers, dealers, national securities exchanges, clearing agencies, credit unions, and savings associations. The Transfer Agent reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.

                 Written redemption requests should be sent to:

                             Cadre Liquid Asset Fund
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

         Check Redemption Privilege. Shareholders may make arrangements to redeem shares of the Fund by check by filling out a checkwriting authorization form and signing the subcustodian bank's certificate of authority form. Shareholders may write checks in any dollar amount. Checks will be honored only if they are properly signed by a person authorized on the certificate of authority. Checks will be furnished without charge, and may be written in any amount (not exceeding the balance of the shareholder's account) and made payable to any person. Redemption checks will not be honored if there is an insufficient share balance to pay the check or if the check requires the redemption of shares recently purchased by check which has not cleared. There is a charge for stop-payments or if the Fund cannot honor a redemption check due to insufficient funds or other valid reasons. Checkwriting privileges may be modified or terminated at any time by the Fund.

                               EXCHANGE PRIVILEGE

         Shareholders may exchange shares of the Fund for shares of the Institutional Cash Fund (another series of the Trust) based upon the relative net asset values per share of the funds at the time the exchange is effected. No sales charge or other fee is imposed in connection with exchanges. Before requesting an exchange, shareholders should obtain and read the prospectus of the fund whose shares will be acquired in the exchange. Prospectuses can be obtained by calling the Transfer Agent at 1-800-221-4524.

         All exchanges are subject to applicable minimum initial and subsequent investment requirements of the fund whose shares will be acquired. In addition, exchange is permitted only between accounts that have identical registrations. Shares of a fund may be acquired in an exchange only if the shares are currently being offered and are legally available for sale in the state of the shareholder's residence.

         An exchange involves the redemption of shares of the Fund and the purchase of shares of another fund. Shares of the Fund will be redeemed at the net asset value per share of the Fund next computed after receipt of an exchange request in proper form. See "Net Asset Value." Shares of the fund being acquired in the exchange will be purchased when the proceeds of the redemption become available (normally, on the day the exchange request is received) at the net asset value of those shares then in effect. See "Redeeming Shares." The acquired shares will be entitled to receive dividends in accordance with the policies of the applicable fund.

         The exchange privilege may be modified or terminated at any time. However, 60 days' prior notification of any modification or termination will be given to shareholders.

         Telephone Exchange Procedures. A request to exchange shares may be placed by calling the Transfer Agent at 1-800-221-4524. Telephone exchange requests that are not received prior to 2:00 p.m. (Eastern time), or as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets, will be proceeds the following Business Day. A written confirmation of the exchange transaction will be sent to the shareholder. As in the case of telephone redemption requests, the Transfer Agent employs reasonable procedures to confirm that telephone exchange instructions are genuine. To the extent such procedures are used, neither the Trust or the Fund, nor the Investment Adviser or any of its affiliates, will be liable for a loss due to fraudulent or unauthorized telephone exchange instructions. An exchange by telephone may be made only if the telephone exchange privilege has been selected on the account application, or written instructions have been filed with the Transfer Agent.

         During periods of severe market or economic conditions, it may be difficult to contact the Transfer Agent by telephone. In such event, a shareholder should send a written exchange request by overnight delivery to the Transfer Agent and follow the procedures for written exchange requests described below.

         Written Exchange Procedures. Requests to exchange shares may be submitted in writing. Each written exchange request should specify the complete account name and number of the shareholder's account with the Fund, the amount to be exchange, and the name of the fund whose shares are to be acquired in the exchange. The request must be signed by each of the persons who the shareholder has specified as required to sign redemption requests. The signature of each person signing the exchange request must be guaranteed by an eligible guarantor institution. Written exchange requests should be sent to the Transfer Agent at the address indicated above under "Redeeming Shares--Written Redemption Requests."

                                 NET ASSET VALUE

         The Fund's share price, or net asset value per share, is calculated as of 4:00 p.m. (Eastern time) each Business Day, except on days for which the PSA recommends an early closing of the U.S. government securities markets when the net asset value will be computed as of such earlier closing time. Net asset value per share is determined by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the total value of the Fund's investments and other assets (including the Fund's interest in the Portfolio) and dividing the result by the total number of outstanding shares of the Fund.

         For purposes of calculating net asset value per share, securities held by the Portfolio are valued using the "amortized cost" method of valuation. This method involves valuing each investment at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost valuation provides certainty in valuation, but may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price that would be received if the investment were sold. Use of this valuation method permits the maintenance of the Fund's net asset value at $1.00 per share. There can be no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

         In using this method, the Trust has adopted certain procedures and adheres to various investment limitations as required by Rule 2a-7 under the Investment Company Act. These procedures, among other things, require the Investment Adviser to monitor the deviation between the Fund's net asset value determined by using available market quotations or market equivalents and its net asset value determined by using amortized cost.

                                  FUND EXPENSES

         The Fund's expenses are deducted from total income before dividends are paid. The Fund bears all expenses of its operations other than those expressly assumed by the Investment Adviser. Expenses borne by the Fund, which include its proportionate share of the fees and expenses of the Portfolio, include, but are not limited to: investment advisory, administration and transfer agent fees; the fees and expenses of the Trust's independent auditors, legal counsel and custodian; taxes; brokerage fees and commissions; interest; costs incident to meetings of Trustees and shareholders, printing and mailing prospectuses and reports to shareholders, and the filing of reports with regulatory bodies and the maintenance of the Trust's legal existence; federal and state registration fees; the fees and expenses of non-interested Trustees of the Trust; and any extraordinary expenses of a non-recurring nature.

         As discussed under "Summary of Expenses," the Investment Adviser has voluntarily undertaken to waive its fees or to absorb expenses of the Fund as may be necessary to limit total ordinary operating expenses of the Fund to a specified percentage of the Fund's average daily net assets. The Investment Adviser may modify or terminate this undertaking at any time upon prior written notice to the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

         Dividends are declared and accrued daily on each Business Day based upon the Fund's net investment income (i.e., income other than net realized capital gains), and are paid monthly. Distributions of net realized capital gains, if any, are declared and paid annually at the end of the Fund's fiscal year in which they have been earned. All dividends and other distributions are automatically reinvested in full and fractional shares of the Fund at net asset value unless otherwise requested by the shareholder. A shareholder can request that dividends and other distributions be paid by wire transfer to a predesignated bank account by sending a written request to the Transfer Agent. Any such request must be received by the Transfer Agent at least five Business Days prior to a payment date in order to be effective on such date.

         Dividends are payable to all shareholders of record as of the time of declaration. Shareholders will begin receiving dividends on shares the day the shares are purchased, but will not be entitled to receive dividends declared the day shares are redeemed. Shares purchased through dividend reinvestment will begin earning dividends the day after they are credited to the shareholder's account.

         The Fund does not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually. In addition, in order to satisfy certain distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may declare special or regular year-end dividend and capital gains distributions during October, November or December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                                      TAXES

         Taxation of the Fund. The Fund has elected and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes its net income to shareholders. Certain federal income and excise taxes would be imposed on the Fund if it failed to make certain required distributions of income to shareholders. The Fund intends to make distributions in a manner which will avoid the imposition of such tax. If the Fund should fail to qualify as a "regulated investment company," it would be subject to regular federal income tax on its taxable income. The Fund intends to carry on its operations so that it will continue to qualify as a regulated investment company.

         Federal Taxation of Shareholders. Dividend distributions, whether received in cash or reinvested in additional shares, will be taxable as ordinary income. Although the Fund does not expect to distribute any long-term capital gains, investors will also be subject to tax on any capital gains distributions they receive. Since the Fund does not expect to earn dividend income, dividends and other distributions from the Fund will generally not qualify for the dividends-received deduction available to corporate investors. In January of each year, the Fund sends each shareholder a statement showing the tax status of distributions for the past calendar year.

         Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential government function accruing to a state or any political subdivision thereof. Shareholders are urged to consult their own tax advisors to determine any limitations on the applicability of Section 115(1) to earnings from their investment in the Fund. A portion of the earnings derived from funds which are subject to the arbitrage limitations or rebate requirements of the Code may be required to be paid to the U.S. Treasury as computed in accordance with such requirements.

         The redemption of shares of the Fund is a taxable event, and may result in a capital gain or loss. However, because the Fund seeks to maintain a stable net asset value of $1.00 per share for both purchases and redemptions, it is generally expected that shareholders will not ordinarily realize any capital gain or loss upon redemptions of shares.

         The Fund is required to withhold 31% of all taxable distributions and redemption proceeds paid to shareholders who either have not complied with IRS taxpayer identification regulations or are otherwise subject to backup withholding. Shareholders are asked to certify on their registration forms that their taxpayer identification numbers are correct and that they are not subject to backup withholding. Failure to so certify will result in backup withholding.

         State and Local Taxes. Investors may be subject to state and local taxes on their investment. For example, dividends and other distributions made by the Fund and received by an investor may be subject to state and local taxes. Although shareholders of the Fund do not directly receive interest on Government Securities held by the Fund, certain states and localities may allow the character of the Fund's income to pass through to shareholders. If so, the portion of dividends paid by the Fund that is derived from interest on certain Government Securities may be exempt from state and local taxes. Applicable rules vary from state to state, and interest on certain Agency Securities may not qualify for exemption from income tax in some states. The United States Supreme Court has ruled that income from certain types of repurchase agreements involving Government Securities does not constitute interest on Government Securities for this purpose. However, it is not clear whether the Court's holding extends to all types of repurchase agreements involving Government Securities in which the Fund may invest. Any exemption from state and local income taxes does not preclude states from assessing other taxes (such as intangible property taxes) on the ownership of Government Securities.

         The tax discussion set forth above regarding federal and state income taxation is included for general information only. Prospective investors should consult their own tax advisors concerning the federal and state tax consequences of an investment in the Fund.

                             MANAGEMENT OF THE FUND

         The Board of Trustees of the Trust is responsible for supervising the operations and affairs of the Trust, the Fund and the Portfolio. The Trust's officers, who are all officers or employees of the Investment Adviser, are responsible for the daily management and administration of the Fund's operations.

         Investment Adviser. The Investment Adviser, Cadre Financial Services, Inc., 905 Marconi Avenue, Ronkonkoma, New York 11779, is a wholly-owned subsidiary of Ambac Capital Corporation which, in turn, is a wholly-owned subsidiary of Ambac Financial Group, Inc. ("Ambac"). Through its subsidiaries, Ambac is a leading insurer of municipal and structured finance obligations and a provider of investment contracts, and investment advisory and administration services to state municipalities and municipal authorities. Ambac is a publicly held company whose shares are traded on the New York Stock Exchange.

         As of February 20, 1998, the Investment Adviser provided investment management services to 20 investment accounts and had aggregate assets under management in excess of $2 billion. In addition, through its subsidiaries, Ambac manages its own investment portfolios of approximately $5 billion.

         Subject to overall supervision of the Board of Trustees, the Investment Adviser is responsible for managing the assets of the Portfolio in accordance with the its investment objective and policies. The Investment Adviser formulates a continuing investment program and makes all decisions regarding securities to be purchased or sold for the Portfolio. In addition, the Investment Adviser provides all necessary administrative services to the Portfolio; and furnishes, without expense to the Fund, the services of its personnel to serve as officers and Trustees of the Trust. The Portfolio pays the Investment Adviser a monthly fee computed at the annual rate of 0.06% of the Portfolio's average daily net assets during the month.

         Administrator. The Investment Adviser also provides administration services to the Fund pursuant to a separate Administration Agreement. The administrative services provided include, but are not limited to: overseeing the preparation and maintenance of all documents and records required to be maintained by the Trust; preparing and updating required regulatory filings, prospectuses and shareholder reports; providing, at its own expense, the services of its personnel to serve as officers of the Trust; and preparing and disseminating material for meetings of the Board of Trustees. For these services, the Fund pays the Investment Adviser a monthly fee calculated at an annual rate of 0.19% of the Fund's average daily net assets on the first $250 million of net assets of the Fund, 0.165% on the next $750 million of average daily net assets of the Fund and 0.14% on average daily net assets of the Trust in excess of $1 billion. The Investment Adviser also provides the Trust with fund accounting services for which it is not paid any additional compensation.

                             PERFORMANCE INFORMATION

         The Fund may publish its "current yield" and "effective yield" in advertisements, sales materials and shareholder reports. Current yield refers to the income generated by an investment in the Fund over a seven-day period; the income is then annualized. In annualizing income, the amount of income generated by the investment during the period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated in the same manner, but when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment. All quotations of investment performance are based upon historical investment results and are not intended to predict future performance.

         In addition, comparative performance information may be used from time to time in advertisements, sales literature and shareholder reports. This information may include data, ratings and rankings from Lipper Analytical Services, Inc., IBC Financial Data Money Fund Report, The Bank Rate Monitor, Morningstar and other industry publications, business periodicals and services. Comparisons to recognized market indices and to the returns on specific money market securities or types of securities or investments may also be used. The Fund may disseminate yields for periods longer than seven days, and may report its total return. The "total return" of the Fund refers to the average annual compounded rate of return over a specified period (as stated in the advertisement) that would equate an initial amount invested at the beginning of the period to the end of period redeemable value of the investment, assuming the reinvestment of all dividends and distributions.

                               GENERAL INFORMATION

         Description of Shares. The Trust is a Delaware business trust organized pursuant to a Certificate of Trust dated June 27, 1995, as amended June 30, 1997, and is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. As of the date of this Prospectus, the Trust has four authorized series of its shares, each representing interests in a separate investment portfolio. One of those series represents interests in the Fund. The other series represent interests in the following investment portfolios of the
Trust: Institutional Cash Fund; U.S. Government Money Market Portfolio; and Money Market Portfolio. The Board of Trustees has the power to establish additional series of shares, representing interests in separate investment portfolios and, subject to applicable laws and regulations, to issue two or more classes of shares of each series. Shares are fully paid and non-assessable, and have no preemptive or conversion rights.

         Shareholders of the Fund, together with shareholders of each other series of the Trust, are entitled to vote on the election of Trustees and the ratification of the Trust's independent auditors when those matters are voted upon at a meeting of shareholders. On other matters affecting the Fund on which shareholders are entitled to vote, shares of the Fund will generally be voted as a separate class from other series. Each share (and fractional share) is entitled to that number of votes which equals the net asset value of such share (or fraction thereof). All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so.

         Under Delaware law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Trust but only to the extent of the shareholder's investment. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote.

         Annual meetings of shareholders will not be held except as required by the Investment Company Act or other applicable law. A meeting will be held on the removal of a Trustee or Trustees of the Trust if requested in writing by holders of not less than 10% of the outstanding shares of the Trust.

         Transfer Agent. The Investment Adviser serves as the Trust's transfer agent, shareholder servicing agent and dividend disbursing agent. Shareholders of the Fund should call 1-800-221-4524 with their questions regarding transactions in shares of the Fund and share account balances.

         Custodian. U.S. Bank National Association, U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as custodian of the Trust, and in that capacity maintains custody of all securities and cash assets of the Fund and the Portfolio. The custodian is authorized to hold the Portfolio's investments in securities depositories and to use subcustodians approved by the Trust.

         Distributor. Cadre Securities, Inc., 905 Marconi Avenue, Ronkonkoma, New York, 11779, serves as Distributor of the Fund's shares. The Distributor may, from time to time, enter into selling agreements with dealers or other financial institutions, and in accordance therewith, pay to such dealers or institutions, in connection with sales or the distribution of shares of the Fund, material compensation or promotional incentives, in the form of cash or other compensation. Such compensation and incentives are not paid by the Fund and will not be a Fund expense.

         Additional Information. This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

         Shareholder Reports. The Trust sends shareholders annual and semi-annual reports without charge. These reports include further information regarding the Fund's performance. The financial statements of the Fund appearing in the Trust's annual reports are audited by KPMG Peat Marwick LLP, the Trust's independent auditors.

         Shareholder Inquiries. For questions concerning shareholder accounts, dividends and share purchase and redemption procedures, contact the Transfer Agent toll free at 1-800-221-4524 or at 905 Marconi Avenue, Ronkonkoma, New York 11779.

                        INVESTMENT ADVISER, ADMINISTRATOR
                               AND TRANSFER AGENT
                         Cadre Financial Services, Inc.
                               905 Marconi Avenue,
                           Ronkonkoma, New York 11779

                                   DISTRIBUTOR
                             Cadre Securities, Inc.
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

                                    CUSTODIAN
                         U.S. Bank National Association
                                 U.S. Bank Place
                             601 Second Avenue South
                          Minneapolis, Minnesota 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                                 345 Park Avenue
                            New York, New York 10154

                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                            New York, New York 10022

Investors are advised to read this Prospectus and retain it for future reference.

NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE TRUST OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OR AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.



                                TABLE OF CONTENTS



                                LIQUID ASSET FUND
                 A SERIES OF CADRE INSTITUTIONAL INVESTORS TRUST

                            SUMMARY OF EXPENSES                             2

                            FINANCIAL HIGHLIGHTS                            3

                            SUITABLE INVESTORS                              3

                            INVESTMENT OBJECTIVE AND POLICIES               4

                            PURCHASING SHARES                               6

                            SHAREHOLDER ACCOUNTS                            7

                            REDEEMING SHARES                                7

                            EXCHANGE PRIVILEGE                              8

                            NET ASSET VALUE                                 9

                            FUND EXPENSES                                  10

                            DIVIDENDS AND DISTRIBUTIONS                    10

                            TAXES                                          10

                            MANAGEMENT OF THE FUND                         12

                            PERFORMANCE INFORMATION                        12

                            GENERAL INFORMATION                            13


Prospectus
                              _______________, 1998

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY THE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITAION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

INSTITUTIONAL CASH FUND
A SERIES OF CADRE INSTITUTIONAL
INVESTORS   TRUST

905 Marconi Avenue
Ronkonkoma, New York 11779

                  Institutional Cash Fund (the "Fund") is a series of Cadre Institutional Investors Trust (the "Trust"), a diversified, open-end management investment company. The Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share. The investment objective of the Fund is high current income, consistent with preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing all of its investable assets in the U.S. Government Money Market Portfolio (the "Portfolio"), a separate series of the Trust that has the same investment objective and policies as the Fund. The Portfolio invests exclusively in short-term debt securities that are issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government ("Government Securities") and repurchase agreements collateralized by Government Securities. See "Investment Objective and Policies." Cadre Financial Services, Inc. (the "Investment Adviser") serves as the investment adviser of the Portfolio.

                  Shares of the Fund are offered for sale on a no-load basis to states and municipalities, and their subdivisions and agencies, as well as to other institutional investors. No sales commissions or other charges are imposed upon the purchase or redemption of shares. The minimum initial investment in shares of the Fund is $1 million. Subsequent investments may be made in any amount. See "Purchasing Shares." Investors in the Fund must maintain a minimum share account balance of $1 million. Shares of the Fund are not insured by Ambac Assurance Corporation.

                  An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. See "Net Asset Value."

                  This Prospectus sets forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Additional information about the Fund and the Trust has been filed with the Securities and Exchange Commission (the "SEC") in a Statement of Additional Information dated __________, 1998, which is incorporated herein by reference and is available without charge by writing to the transfer agent or by calling 1-800-221-4524.


     Investors are advised to read this Prospectus and retain it for future reference.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                  The date of this Prospectus is June __, 1998

                               SUMMARY OF EXPENSES

         The following table is designed to assist prospective investors in understanding the various direct and indirect costs and expenses that a shareholder in the Fund will bear. It summarizes the estimated shareholder transaction and annual operating expenses of the Fund and the Portfolio in which it invests. The amounts set forth below under "Other Expenses," as well as the amounts in the example below, are based upon estimates of expenses for the current fiscal year.

             SHAREHOLDER TRANSACTION EXPENSES

                  Maximum Sales Load Imposed on Purchases...................        None

                  Maximum Sales Load Imposed on Reinvested Dividends........        None

                  Deferred Sales Load.......................................        None

                  Redemption Fee............................................        None

                  Exchange Fee..............................................        None


             ANNUAL FUND OPERATING EXPENSES                                     Net of Expense
             (as a percentage of average net assets)                             Reimbursement

                  Investment Advisory Fee...................................       0.06%

                  12b-1 Fees................................................       None

                  Other Expenses (after reimbursement)......................       0.14%

                  Total Fund Operating Expenses.............................       0.20%


         The Investment Adviser has voluntarily agreed to waive its fees or absorb expenses to the extent necessary to assure that the ordinary operating expenses of the Fund do not exceed annually 0.20% of the Fund's average daily net assets. Absent this agreement, other estimated expenses and estimated total operating expenses annually would be 0.24% and 0.30%, respectively, of the Fund's average daily net assets. The Investment Adviser reserves the right to modify or terminate at any time its agreement to waive fees and absorb expenses upon prior written notice to the Fund.

                                    EXAMPLE                     1 YEAR    3 YEARS
                                    -------                     ------    -------

                   You would pay the following expenses on a
                     $1,000 investment, assuming (1) 5% annual
                     return and (2) redemption at the end of
                     each time period:                           $2.05     $6.45


         The example is based upon estimated Total Fund Operating Expenses, as set forth in the table above, after giving effect to the fee waiver and absorption of expenses. Actual expenses and annual return may be greater or less than the amounts shown above. The example should not be considered a representation of past or future expenses.

         For a more complete description of costs and expenses, see "Management of the Fund."

                               SUITABLE INVESTORS

         The Fund is specifically designed for investors concerned about the safety of their investments and is a low-cost, professionally managed cash management vehicle for states, municipalities, and their subdivisions and agencies, including school and special purpose districts, and for other institutional investors. It offers investment diversification, administrative convenience and operating economies of scale to investors whose investment policies and guidelines are consistent with those of the Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to seek high current income, consistent with preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing all of its investable assets in the U.S. Government Money Market Portfolio (the "Portfolio"). The Portfolio is a series of the Trust that has the same investment objective as the Fund and invests exclusively in short-term debt securities issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government ("Government Securities") and repurchase agreements collateralized by Government Securities. The Portfolio maintains a dollar-weighted average maturity of 90 days or less, and invests only in securities having remaining maturities of 397 days or less. As a money market fund, the Fund seeks to maintain a stable net asset value of $1.00 per share at all times. No assurance can be given that the Fund will be able to achieve its investment objective or maintain a stable net asset value. See "Net Asset Value."

         Government Securities include obligations that are issued by the U.S. Treasury. These obligations, which include Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. government. Government Securities also include obligations issued by federal agencies and instrumentalities ("Agency Securities"). Certain Agency Securities, such as the Export-Import Bank of the United States, the General Services Administration, the Government National Mortgage Association, and the Small Business Administration, are backed by the full faith and credit of the U.S. government. Other Agency Securities, such as obligations of the Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association, are backed by the right of the issuer to borrow from the U.S. Treasury under certain circumstances or are backed by the credit of the agency or instrumentality issuing the obligation. These types of Agency Securities are not deemed direct obligations of the United States, and therefore involve more risk than obligations which are backed by the full faith and credit of the U.S. government. All securities purchased by the Portfolio, including repurchase agreements, must be of high quality and be determined by the Investment Adviser to present minimal credit risks pursuant to procedures adopted by the Board of Trustees of the Trust.

         THE PORTFOLIO MAY INVEST IN CERTAIN VARIABLE AND FLOATING RATE SECURITIES, AS DESCRIBED BELOW, BUT DOES NOT INVEST IN ANY OTHER SECURITIES COMMONLY KNOWN AS DERIVATIVES.

         The Fund's investment objective is fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

         Repurchase Agreements. A repurchase agreement involves the purchase of a security by the Portfolio with an agreement by the seller of the security to repurchase it from the Portfolio at a mutually agreed upon day and price, frequently the next business day. The resale price is in excess of the purchase price and reflects the rate of return earned by the Portfolio. The maturities of repurchase agreements entered into by the Portfolio normally do not exceed seven days. However, the Portfolio may enter into a repurchase agreement maturing in more than seven days provided that not more than 10% of its net assets would, as a result, be invested in repurchase agreements having maturities in excess of seven days and under which the Portfolio also does not have the right to repayment within seven days. Repurchase agreements will at all times be fully collateralized by their underlying securities ("collateral") in an amount at least equal to the purchase price plus accrued interest, marked to market daily. The collateral for repurchase agreements is held by the Trust's custodian (or a subcustodian) and is required to consist of Government Securities (without regard to the maturity of such obligations). If the seller defaults and the value of the collateral securing a repurchase agreement declines, the Fund may incur a loss. The Portfolio, however, enters into repurchase agreements only with banks or primary dealers designated as such by the Federal Reserve Bank of New York and which have been determined by the Investment Adviser to present minimal credit risk in accordance with guidelines established by the Board of Trustees of the Trust.

         Variable and Floating Rate Securities. Government Securities purchased by the Portfolio may include variable and floating rate securities. The interest rates payable on these securities are adjusted either at predesignated intervals or whenever there is a change in an established benchmark rate of interest, and, upon reset, the market value approximates par. These securities may also have a demand feature under which the Portfolio can demand repayment of principal on specified dates or after giving specified notice. The Portfolio only purchases variable and floating rate Government Securities that are eligible for purchase by money market funds under applicable regulations, and therefore does not purchase securities such as inverse floaters, range floaters, COFI floaters, capped floaters or dual index floaters. In determining the maturities of securities and calculating the dollar-weighted average portfolio maturity, variable rate Government Securities are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Floating rate Government Securities with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         When-Issued and Delayed Delivery Securities. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold with payment and delivery taking place as much as a month or more in the future. These transactions are used to secure an advantageous price and yield at the time of entering into the transactions. However, the value of securities purchased on a when-issued basis is subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.

         Borrowings. The Fund and the Portfolio do not borrow for purposes of making investments (a practice known as "leverage"). However, they each may borrow money from banks in an amount not exceeding one-third of the value of its total assets (calculated at the time of the borrowing), for temporary extraordinary or emergency purposes. The Fund and the Portfolio may pledge their assets to secure these borrowings. Additional investments will not be made by the Fund or the Portfolio while it has any borrowings outstanding.

         Investment Restrictions. The Fund and the Portfolio are subject to various additional restrictions on their investments. Certain of these restrictions are deemed fundamental policies and cannot be changed without the approval of the holders of a majority of the Fund's or the Portfolio's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

         Investment Characteristics. The Portfolio invests solely in obligations issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government, and repurchase agreements collateralized by such securities. Government Securities are of very high credit quality. Shares of the Fund are not insured or guaranteed by the U.S. government or any government agency. The return on an investment in the Fund will increase or decrease in response to changes in short-term market interest rates. The market value of the Portfolio's investments will fluctuate, with investments increasing in value as interest rates fall and decreasing in value as interest rates rise. However, due to the method used by the Portfolio and the Fund in valuing their assets, it is expected but cannot be assured that the net asset value of shares of the Fund will be a stable $1.00 per share. See "Net Asset Value." Virtually all portfolio transactions for the Portfolio will be effected on a principal basis with issuers, underwriters or dealers serving as primary market-makers.

         Special Information Concerning Investment Structure. The Fund does not invest directly in securities. Instead, it invests all of its intestables assets in the Portfolio, which is a series of the Trust that has the same investment objective and policies as the Fund. The Portfolio, in turn, purchases, holds and sells investments in accordance with that objective and those policies. The Trustees of the Trust believe that the per share expenses of the Fund (including its share of the Portfolio's expenses) will be less then or approximately equal to the expenses that the Fund would incur if its assets were invested directly in securities and other investments. The Fund may withdraw its assets from the Portfolio at any time, and will do so if the Trustees believe it to be in the best interest of the Fund's shareholders. If the Fund were to withdraw its investment in the Portfolio, the Fund could either invest directly in securities in accordance with the investment policies described above or invest in another pooled investment vehicle having the same investment objective and policies as the Fund. In connection with the withdrawal of its interest in the Portfolio, the Fund could receive securities and other investments from the Portfolio instead of cash, which could cause the Fund to incur brokerage, tax and other charges.

         The Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund (which in turn will notify its shareholders) at least 30 days before implementing any such changes. A change in the objective, policies or restrictions of the Portfolio may cause the Fund to withdraw its investment in the Portfolio.

         Certain investment restrictions of the Portfolio may not be changed without the approval of investors in the Portfolio. These restrictions are described in the Statement of Additional Information. When the Fund is asked to vote on matters concerning the Portfolio, the Fund will hold a shareholder meeting and vote its shares of the Portfolio in accordance with shareholder instructions. However, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

         Shares of the Portfolio will be held by investors other than the Fund. These investors, which may include other series of the Trust, other mutual funds and other types of pooled investment vehicles, offer shares (or interests) to their investors which have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in each fund that invests in the Portfolio may differ. These differences in returns are also present in other fund structures. Information about other holders of shares of the Portfolio is available from the Transfer Agent.

                                PURCHASING SHARES

         Shares of the Fund are offered for sale, without sales charge, at the net asset value per share next determined after receipt and acceptance of a purchase order by Cadre Securities, Inc., as distributor of the Fund's shares (the "Distributor"), subject to timely receipt of federal funds as described below. Net asset value is computed as of 4:00 p.m. (Eastern time) on each day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank of New York is open (each, a "Business Day"), except on days for which the Public Securities Association (the "PSA") recommends an early closing of the U.S. government securities markets when the net asset value will be computed as of such earlier closing time. See "Net Asset Value." A minimum initial investment of $1 million is required (except in special circumstances as described in the Statement of Additional Information. Subsequent investments may be made in any amount.

         Shares become entitled to receive dividends beginning on the day of purchase. For this reason, the Fund must have federal funds available to it (i.e., monies credited to its custodian bank by a Federal Reserve bank) on the day the purchase order is accepted. An order for the purchase of shares of the Fund is accepted (i) immediately upon receipt of federal funds by wire as described below or (ii) when a check is credited to the shareholder's account in the form of federal funds (generally one Business Day after receipt of a check). Shares will be issued at the net asset value next determined after acceptance of the purchase order and will be entitled to that day's dividend. The Fund reserves the right to reject any purchase order and to modify or suspend the continuous offering of its shares.

         In order to permit the Investment Adviser to manage the Portfolio most effectively, investors should place purchase orders as early in the day as possible by calling Cadre Financial Services, Inc., in its capacity as the Fund's transfer agent (the "Transfer Agent"), toll-free at 1-800-221-4524.

         Prior to making an initial investment by wire or check, an account number must be obtained by calling the Transfer Agent toll-free at 1-800-221-4524, or by mailing a completed registration form to:

                          Cadre Institutional Cash Fund
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

         In order to receive an account number by telephone, an investor must provide the name, address, and tax identification number of the account owner, the amount being wired or mailed as the initial investment, and the name of the wiring bank. Promptly after opening accounts by telephone, investors should mail an original completed registration form for each account opened to the Transfer Agent. Although share purchases can be made before a registration form is submitted, shares may not be redeemed until a completed registration form has been submitted.

         Purchases by Federal Funds. Shares may be purchased by wiring federal funds directly to the Fund in accordance with the instructions below. The Fund does not impose any transaction charges; however, wire charges may be imposed by the shareholder's transmitting bank. Shares will be issued at the net asset value next determined after receipt of an order to purchase shares and will be entitled to the dividend declared on the date the order is received if the Trust's custodian receives payment in federal funds in the amount of the purchase order not later than the close of the Federal Reserve wire on that day. If a purchase order is not received and accepted prior to 4:00 p.m. (Eastern time), or as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets, or if federal funds are not received by the close of the Federal Reserve wire, shares will not be issued or entitled to receive dividends until the next computation of net asset value following the receipt of the purchase order or of federal funds by the Trust's custodian.

         Additional purchases of shares can be made by calling the Transfer Agent toll-free at 1-800-221-4524, to place a purchase order and then wiring federal funds in the amount of the purchase.

         With respect to both initial and subsequent purchases of shares, the wiring bank should be instructed to wire federal funds to:

                          Cadre Institutional Cash Fund
                          c/o BSD&T Co. ABA # 011001234
                                CR DDA # 05-338-4
                           CR CIIT A/C # ____________
                          [insert your account number]

         Purchases by Check. Shares may be purchased by check in accordance with the instructions below. Shares will be issued on the next Business Day after receipt of a check at the net asset value determined on such day. Shareholders will become entitled to dividends when a check is credited to the shareholder's account in the form of federal funds (generally one Business Day after receipt of a check).

         Checks for both initial and subsequent purchases of shares should indicate the account name and number and be made payable to Institutional Cash Fund and sent by mail to the Transfer Agent at:

                          Cadre Institutional Cash Fund
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

                              SHAREHOLDER ACCOUNTS

         The Trust does not issue certificates for shares of the Fund. Instead, one or more accounts are maintained for each shareholder reflecting full and fractional shares of the Fund the shareholder owns. Shareholders are sent confirmations of each account transaction, and monthly statements showing account balances.

         Sub-Account Services. Special sub-accounting procedures are available for investors wishing to open multiple accounts to meet requirements regarding the commingling of funds or for accounting convenience. Sub-accounts can be established at any time by calling the Transfer Agent. Please call toll-free at 1-800-221-4524 for further information and appropriate forms. Investors who have established sub-accounts will receive periodic confirmations and statements of holdings and transactions.

         Minimum Account Balance. In order to avoid costs to the Fund that are associated with small accounts, the Fund requires a minimum account balance of $1 million. Accounts with balances of less than that amount as a result of one or more redemptions of shares are subject to redemption at the option of the Fund. However, a shareholder will first be sent written notice of the Fund's intention and given 60 days to purchase additional shares to increase the account balance.

                                REDEEMING SHARES

         Shareholders may redeem all or any portion of the shares in their accounts at any time at the net asset value next computed after the receipt of a redemption request in proper form. Redemptions may be made by telephone or mail as described below. Redemption proceeds will be paid by federal funds wire to one or more of the bank accounts that have been predesignated by the shareholder, normally on the day the redemption request is received. If a redemption request is not received prior to 2:00 p.m. (Eastern time), or as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets, it will be processed on the following Business Day. Shares are not entitled to receive dividends declared on the day the shares are redeemed. See "Dividends and Distributions." In the case of complete redemption of all shares in an account, the redemption payment will include the amount of all dividends declared for the month-to-date on shares held in the account. Except in unusual circumstances described in the Statement of Additional Information, the Fund will not suspend the right of redemption or postpone the payment of redemption proceeds for more than seven days; however, if shares have recently been purchased by check (including, in each case, certified checks and cashiers checks), the payment of redemption proceeds will be delayed until the purchase check has cleared (the time varies from state to state) which may take up to 15 days. For this reason, shareholders who anticipate the need for immediate access to their investment should purchase shares with federal funds.

         A completed registration form must be on file with the Transfer Agent in order to redeem shares. See "Purchasing Shares." Shareholders will be asked to designate a primary recipient bank account on their registration form. The primary recipient account may be changed at any time, and any number of secondary recipient bank accounts can be added, provided proper written instructions are on file. Please call the Transfer Agent to receive additional information and appropriate forms.

         In order to permit the Investment Adviser to manage the Fund most effectively, investors should place telephone redemption requests as early in the day as possible by calling the Transfer Agent toll-free at 1-800- 221-4524.

         Telephone Redemption Procedures. A request to redeem shares may be placed by calling the Transfer Agent at 1-800-221-4524. The shareholder will be asked to provide the account name and number, and the amount of the redemption. Proceeds of the redemption will be sent to the primary recipient bank account designated by the shareholder unless the shareholder requests that payment be made to a predesignated secondary recipient bank account. Proceeds will be sent by Federal Reserve wire, normally on the day the redemption request is received. Redemption requests that are not received prior to 2:00 p.m. (Eastern time), or as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets, will be processed the following Business Day.

         The Transfer Agent employs reasonable procedures to confirm that telephone redemption instructions are genuine such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification or other information prior to effecting a telephone redemption. To the extent such procedures are used, neither the Trust or the Fund, nor the Investment Adviser or any of its affiliates, will be liable for a loss due to fraudulent or unauthorized telephone instructions. A REDEMPTION BY TELEPHONE MAY BE MADE ONLY IF THE TELEPHONE REDEMPTION PRIVILEGE HAS BEEN SELECTED ON THE REGISTRATION FORM, OR WRITTEN INSTRUCTIONS HAVE BEEN FILED WITH THE TRANSFER AGENT.

         During periods of severe market or economic conditions, it may be difficult to contact the Transfer Agent by telephone. In such an event a shareholder should send a written redemption request by overnight delivery to the Transfer Agent and follow the procedures for written redemption requests described below.

         Written Redemption Requests. Shares of the Fund may be redeemed by written redemption request. A written redemption request must be signed by each of the persons who the shareholder has specified as required to sign such requests. The request must include the complete account name and address, the amount of the redemption, and the predesignated primary or secondary recipient bank account to which the proceeds of the redemption are to be sent. The signature of each person signing the request must be guaranteed by an eligible guarantor institution. Organizations that may qualify as eligible guarantor institutions include banks, brokers, dealers, national securities exchanges, clearing agencies, credit unions, and savings associations. The Transfer Agent reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.

         Written redemption requests should be sent to:

                          Cadre Institutional Cash Fund
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

                               EXCHANGE PRIVILEGE

         Shareholders may exchange shares of the Fund for shares of the Liquid Asset Fund (another series of the Trust) based upon the relative net asset values per share of the funds at the time the exchange is effected. No sales charge or other fee is imposed in connection with exchanges. Before requesting an exchange, shareholders should obtain and read the prospectus of the fund whose shares will be acquired in the exchange. Prospectuses can be obtained by calling the Transfer Agent at 1-800-221-4524.

         All exchanges are subject to applicable minimum initial and subsequent investment requirements of the fund whose shares will be acquired. In addition, exchange is permitted only between accounts that have identical registrations. Shares of a fund may be acquired in an exchange only if the shares are currently being offered and are legally available for sale in the state of the shareholder's residence.

         An exchange involves the redemption of shares of the Fund and the purchase of shares of another fund. Shares of the Fund will be redeemed at the net asset value per share of the Fund next computed after receipt of an exchange request in proper form. See "Net Asset Value." Shares of the fund being acquired in the exchange will be purchased when the proceeds of the redemption become available (normally, on the day the exchange request is received) at the net asset value of those shares then in effect. See "Redeeming Shares." The acquired shares will be entitled to receive dividends in accordance with the policies of the applicable fund.

         The exchange privilege may be modified or terminated at any time. However, 60 days' prior notification of any modification or termination will be given to shareholders.

         Telephone Exchange Procedures. A request to exchange shares may be placed by calling the Transfer Agent at 1-800-221-4524. Telephone exchange requests that are not received prior to 2:00 p.m. (Eastern time), or as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets, will be proceeds the following Business Day. A written confirmation of the exchange transaction will be sent to the shareholder. As in the case of telephone redemption requests, the Transfer Agent employs reasonable procedures to confirm that telephone exchange instructions are genuine. To the extent such procedures are used, neither the Trust or the Fund, nor the Investment Adviser or any of its affiliates, will be liable for a loss due to fraudulent or unauthorized telephone exchange instructions. An exchange by telephone may be made only if the telephone exchange privilege has been selected on the account application, or written instructions have been filed with the Transfer Agent.

         During periods of severe market or economic conditions, it may be difficult to contact the Transfer Agent by telephone. In such event, a shareholder should send a written exchange request by overnight delivery to the Transfer Agent and follow the procedures for written exchange requests described below.

         Written Exchange Procedures. Requests to exchange shares may be submitted in writing. Each written exchange request should specify the complete account name and number of the shareholder's account with the Fund, the amount to be exchange, and the name of the fund whose shares are to be acquired in the exchange. The request must be signed by each of the persons who the shareholder has specified as required to sign redemption requests. The signature of each person signing the exchange request must be guaranteed by an eligible guarantor institution. Written exchange requests should be sent to the Transfer Agent at the address indicated above under "Redeeming Shares--Written Redemption Requests."

                                 NET ASSET VALUE

         The Fund's share price, or net asset value per share, is calculated as of 4:00 p.m. (Eastern time) each Business Day, except on days for which the PSA recommends an early closing of the U.S. government securities markets when the net asset value will be computed as of such earlier closing time. Net asset value per share is determined by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the total value of the Fund's investments and other assets (including the Fund's interest in the Portfolio) and dividing the result by the total number of outstanding shares of the Fund.

         For purposes of calculating net asset value per share, securities held by the Portfolio are valued using the "amortized cost" method of valuation. This method involves valuing each investment at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost valuation provides certainty in valuation, but may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price that would be received if the investment were sold. Use of this valuation method permits the maintenance of the Fund's net asset value at $1.00 per share. There can be no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

         In using this method, the Trust has adopted certain procedures and adheres to various investment limitations as required by Rule 2a-7 under the Investment Company Act. These procedures, among other things, require the Investment Adviser to monitor the deviation between the Fund's net asset value determined by using available market quotations or market equivalents and its net asset value determined by using amortized cost.

                                  FUND EXPENSES

         The Fund's expenses are deducted from total income before dividends are paid. The Fund bears all expenses of its operations other than those expressly assumed by the Investment Adviser. Expenses borne by the Fund, which include its proportionate share of the fees and expenses of the Portfolio, include, but are not limited to: investment advisory, administration and transfer agent fees; the fees and expenses of the Trust's independent auditors, legal counsel and custodian; taxes; brokerage fees and commissions; interest; costs incident to meetings of Trustees and shareholders, printing and mailing prospectuses and reports to shareholders, and the filing of reports with regulatory bodies and the maintenance of the Trust's legal existence; federal and state registration fees; the fees and expenses of Trustees of the Trust who are not employees of the Investment Adviser or one of its affiliates; and any extraordinary expenses of a non-recurring nature.

         As discussed under "Summary of Expenses," the Investment Adviser has voluntarily undertaken to waive its fees or to absorb expenses of the Fund as may be necessary to limit total ordinary operating expenses of the Fund to a specified percentage of the Fund's average daily net assets. The Investment Adviser may modify or terminate this undertaking at any time upon prior written notice to the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

         Dividends are declared and accrued daily on each Business Day based upon the Fund's net investment income (i.e., income other than net realized capital gains), and are paid monthly. Distributions of net realized capital gains, if any, are declared and paid annually at the end of the Fund's fiscal year in which they have been earned. All dividends and other distributions are automatically reinvested in full and fractional shares of the Fund at net asset value unless otherwise requested by the shareholder. A shareholder can request that dividends and other distributions be paid by wire transfer to a predesignated bank account by sending a written request to the Transfer Agent. Any such request must be received by the Transfer Agent at least five Business Days prior to a payment date in order to be effective on such date.

         Dividends are payable to all shareholders of record as of the time of declaration. Shareholders will begin receiving dividends on shares the day the shares are purchased, but will not be entitled to receive dividends declared the day shares are redeemed. Shares purchased through dividend reinvestment will begin earning dividends the day after they are credited to the shareholder's account.

         The Fund does not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually. In addition, in order to satisfy certain distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may declare special or regular year-end dividend and capital gains distributions during October, November or December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                                      TAXES

         Taxation of the Fund. The Fund has elected and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes its net income to shareholders. Certain federal income and excise taxes would be imposed on the Fund if it failed to make certain required distributions of income to shareholders. The Fund intends to make distributions in a manner which will avoid the imposition of such tax. If the Fund should fail to qualify as a "regulated investment company," it would be subject to regular federal income tax on its taxable income. The Fund intends to carry on its operations so that it will continue to qualify as a regulated investment company.

         Federal Taxation of Shareholders. Dividend distributions, whether received in cash or reinvested in additional shares, will be taxable as ordinary income. Although the Fund does not expect to distribute any long-term capital gains, investors will also be subject to tax on any capital gains distributions they receive. Since the Fund does not expect to earn dividend income, dividends and other distributions from the Fund will generally not qualify for the dividends-received deduction available to corporate investors. In January of each year, the Fund sends each shareholder a statement showing the tax status of distributions for the past calendar year.

         Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential government function accruing to a state or any political subdivision thereof. Shareholders are urged to consult their own tax advisors to determine any limitations on the applicability of Section 115(1) to earnings from their investment in the Fund. A portion of the earnings derived from funds which are subject to the arbitrage limitations or rebate requirements of the Code may be required to be paid to the U.S. Treasury as computed in accordance with such requirements.

         The redemption of shares of the Fund is a taxable event, and may result in a capital gain or loss. However, because the Fund seeks to maintain a stable net asset value of $1.00 per share for both purchases and redemptions, it is generally expected that shareholders will not ordinarily realize any capital gain or loss upon redemptions of shares.

         The Fund is required to withhold 31% of all taxable distributions and redemption proceeds paid to shareholders who either have not complied with IRS taxpayer identification regulations or are otherwise subject to backup withholding. Shareholders are asked to certify on their registration forms that their taxpayer identification numbers are correct and that they are not subject to backup withholding. Failure to so certify will result in backup withholding.

         State and Local Taxes. Investors may be subject to state and local taxes on their investment. For example, dividends and other distributions made by the Fund and received by an investor may be subject to state and local taxes. Although shareholders of the Fund do not directly receive interest on Government Securities held by the Fund, certain states and localities may allow the character of the Fund's income to pass through to shareholders. If so, the portion of dividends paid by the Fund that is derived from interest on certain Government Securities may be exempt from state and local taxes. Applicable rules vary from state to state, and interest on certain Agency Securities may not qualify for exemption from income tax in some states. The United States Supreme Court has ruled that income from certain types of repurchase agreements involving Government Securities does not constitute interest on Government Securities for this purpose. However, it is not clear whether the Court's holding extends to all types of repurchase agreements involving Government Securities in which the Fund may invest. Any exemption from state and local income taxes does not preclude states from assessing other taxes (such as intangible property taxes) on the ownership of Government Securities.

         The tax discussion set forth above regarding federal and state income taxation is included for general information only. Prospective investors should consult their own tax advisors concerning the federal and state tax consequences of an investment in the Fund.

                             MANAGEMENT OF THE FUND

         The Board of Trustees of the Trust is responsible for supervising the operations and affairs of the Trust, the Fund and the Portfolio. The Trust's officers, who are all officers or employees of the Investment Adviser, are responsible for the daily management and administration of the Fund's operations.

         Investment Adviser. The Investment Adviser, Cadre Financial Services, Inc., 905 Marconi Avenue, Ronkonkoma, New York 11779, is a wholly-owned subsidiary of Ambac Capital Corporation which, in turn, is a wholly-owned subsidiary of Ambac Financial Group, Inc. ("Ambac"). Through its subsidiaries, Ambac is a leading insurer of municipal and structured finance obligations and a provider of investment contracts, and investment advisory and administration services to state municipalities and municipal authorities. Ambac is a publicly held company whose shares are traded on the New York Stock Exchange.

         As of February 20, 1998, the Investment Adviser provided investment management services to 20 investment accounts and had aggregate assets under management in excess of $2 billion. In addition, through its subsidiaries, Ambac manages its own investment portfolios of approximately $5 billion.

         Subject to overall supervision of the Board of Trustees, the Investment Adviser is responsible for managing the assets of the Portfolio in accordance with the its investment objective and policies. The Investment Adviser formulates a continuing investment program and makes all decisions regarding securities to be purchased or sold for the Portfolio. In addition, the Investment Adviser provides all necessary administrative services to the Portfolio, and furnishes, without expense to the Fund, the services of its personnel to serve as officers and Trustees of the Trust. The Portfolio pays the Investment Adviser a monthly fee computed at the annual rate of 0.06% of the Portfolio's average daily net assets during the month.

         Administrator. The Investment Adviser also provides administration services to the Fund pursuant to a separate Administration Agreement. The administrative services provided include, but are not limited to: overseeing the preparation and maintenance of all documents and records required to be maintained by the Trust; preparing and updating required regulatory filings, prospectuses and shareholder reports; providing, at its own expense, the services of its personnel to serve as officers of the Trust; and preparing and disseminating material for meetings of the Board of Trustees. For these services, the Fund pays the Investment Adviser a monthly fee calculated at an annual rate of 0.10% of the Fund's average daily net assets on the first $250 million of average daily net assets of the Fund, 0.075% on the next $750 million of average daily net assets of the Fund and 0.05% on average daily net assets of the Trust in excess of $1 billion. The Investment Adviser also provides the Trust with fund accounting services for which it is not paid any additional compensation.

                             PERFORMANCE INFORMATION

         The Fund may publish its "current yield" and "effective yield" in advertisements, sales materials and shareholder reports. Current yield refers to the income generated by an investment in the Fund over a seven-day period; the income is then annualized. In annualizing income, the amount of income generated by the investment during the period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated in the same manner, but when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment. All quotations of investment performance are based upon historical investment results and are not intended to predict future performance.

         In addition, comparative performance information may be used from time to time in advertisements, sales literature and shareholder reports. This information may include data, ratings and rankings from Lipper Analytical Services, Inc., IBC Financial Data Money Fund Report, The Bank Rate Monitor, Morningstar and other industry publications, business periodicals and services. Comparisons to recognized market indices and to the returns on specific money market securities or types of securities or investments may also be used. The Fund may disseminate yields for periods longer than seven days, and may report its total return. The "total return" of the Fund refers to the average annual compounded rate of return over a specified period (as stated in the advertisement) that would equate an initial amount invested at the beginning of the period to the end of period redeemable value of the investment, assuming the reinvestment of all dividends and distributions.

                               GENERAL INFORMATION

         Description of Shares. The Trust is a Delaware business trust organized pursuant to a Certificate of Trust dated June 27, 1995, as amended June 30, 1997, and is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. As of the date of this Prospectus, the Trust has four authorized series of its shares, each representing interests in a separate investment portfolio. One of those series represents interests in the Fund. The other series represent interests in the following investment portfolios of the
Trust: Liquid Asset Fund; U.S. Government Money Market Portfolio; and Money Market Portfolio. The Board of Trustees has the power to establish additional series of shares, representing interests in separate investment portfolios and, subject to applicable laws and regulations, to issue two or more classes of shares of each series. Shares are fully paid and non-assessable, and have no preemptive or conversion rights.

         Shareholders of the Fund, together with shareholders of each other series of the Trust, are entitled to vote on the election of Trustees and the ratification of the Trust's independent auditors when those matters are voted upon at a meeting of shareholders. On other matters affecting the Fund on which shareholders are entitled to vote, shares of the Fund will generally be voted as a separate class from other series. Each share (and fractional share) is entitled to that number of votes which equals the net asset value of such share (or fraction thereof). All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so.

         Under Delaware law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Trust but only to the extent of the shareholder's investment. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote.

         Annual meetings of shareholders will not be held except as required by the Investment Company Act or other applicable law. A meeting will be held on the removal of a Trustee or Trustees of the Trust if requested in writing by holders of not less than 10% of the outstanding shares of the Trust.

         Transfer Agent. The Investment Adviser serves as the Trust's transfer agent, shareholder servicing agent and dividend disbursing agent. Shareholders of the Fund should call 1-800-221-4524 with their questions regarding transactions in shares of the Fund and share account balances.

         Custodian. U.S. Bank Trust National Association, U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as custodian of the Trust, and in that capacity maintains custody of all securities and cash assets of the Fund and the Portfolio. The custodian is authorized to hold the Portfolio's investments in securities depositories and to use subcustodians approved by the Trust.

         Distributor. Cadre Securities, Inc., 905 Marconi Avenue, Ronkonkoma, New York, 11779, serves as Distributor of the Fund's shares. The Distributor may, from time to time, enter into selling agreements with dealers or other financial institutions, and in accordance therewith, pay to such dealers or institutions, in connection with sales or the distribution of shares of the Fund, material compensation or promotional incentives, in the form of cash or other compensation. Such compensation and incentives are not paid by the Fund and will not be a Fund expense.

         Additional Information. This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

         Shareholder Reports. The Trust sends shareholders annual and semi-annual reports without charge. These reports include further information regarding the Fund's performance. The financial statements of the Fund appearing in the Trust's annual reports will be audited by KPMG Peat Marwick LLP, the Trust's independent auditors.

         Shareholder Inquiries. For questions concerning shareholder accounts, dividends and share purchase and redemption procedures, contact the Transfer Agent toll free at 1-800-221-4524 or at 905 Marconi Avenue, Ronkonkoma, New York 11779.

                        INVESTMENT ADVISER, ADMINISTRATOR
                               AND TRANSFER AGENT
                         Cadre Financial Services, Inc.
                               905 Marconi Avenue,
                           Ronkonkoma, New York 11779

                                   DISTRIBUTOR
                             Cadre Securities, Inc.
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

                                    CUSTODIAN
                         U.S. Bank National Association
                                 U.S. Bank Place
                             601 Second Avenue South
                          Minneapolis, Minnesota 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                                 345 Park Avenue
                            New York, New York 10154

                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                            New York, New York 10022

Investors are advised to read this Prospectus and retain it for future reference.

NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE TRUST OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OR AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.



                                TABLE OF CONTENTS



                             INSTITUTIONAL CASH FUND
                 A SERIES OF CADRE INSTITUTIONAL INVESTORS TRUST

                            SUMMARY OF EXPENSES                                                       2

                            FINANCIAL HIGHLIGHTS                                                      3

                            SUITABLE INVESTORS                                                        3

                            INVESTMENT OBJECTIVE AND POLICIES                                         4

                            PURCHASING SHARES                                                         6

                            SHAREHOLDER ACCOUNTS                                                      7

                            REDEEMING SHARES                                                          7

                            EXCHANGE PRIVILEGE                                                        7

                            NET ASSET VALUE                                                           9

                            FUND EXPENSES                                                            10

                            DIVIDENDS AND DISTRIBUTIONS                                              10

                            TAXES                                                                    10

                            MANAGEMENT OF THE FUND                                                   12

                            PERFORMANCE INFORMATION                                                  12

                            GENERAL INFORMATION                                                      13



Prospectus
                                      _______________, 1998

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.

LIQUID ASSET FUND
INSTITUTIONAL CASH FUND
(SERIES OF CADRE INSTITUTIONAL INVESTORS TRUST)

905 Marconi Avenue
Ronkonkoma, New York
11779-7255

STATEMENT OF ADDITIONAL INFORMATION DATED __________, 1998

         Cadre Institutional Investors Trust (the "Trust") is a diversified, open-end, management investment company. Liquid Asset Fund and Institutional Cash Fund (each, a "Fund," and collectively, the "Funds") are series of the Trust. The Funds are money market funds which seek to maintain stable net asset values of $1.00 per share. The Funds seek high current income, consistent with preservation of capital and maintenance of liquidity. See "Investment Policies and Practices." They pursue this investment objective by investing all of their investable assets in the U.S. Government Money Market Portfolio (the "Portfolio"), a separate series of the Trust that has the same investment objective and policies as the Funds. Cadre Financial Services, Inc. (the "Investment Adviser") serves as the investment adviser of the Portfolio. See "Investment Advisory Arrangements."

         Shares of the Trust are offered for sale on a no-load basis to states and municipalities, and their sub-divisions and agencies, as well as to other institutional investors. No sales commissions or other charges are imposed upon the purchase or redemption of shares. No minimum initial investment in the Fund is required. See "Purchasing Shares." Shares of the Fund are not insured by Ambac Assurance Corporation.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "DETERMINATION OF NET ASSET VALUE."

Information about the Funds are set forth in the Prospectuses of the Funds dated _______, 1998, which provide the basic information you should know before investing. The Prospectuses may be obtained without charge by writing to the Transfer Agent or by calling 1-800-221-4524. This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectuses of the Funds. It is intended to provide you with additional information regarding the activities and operations of the Funds and the Trust, and should be read in conjunction with the Funds' Prospectuses.

                                TABLE OF CONTENTS


                                                                   Page
                                                                   ----
                     INVESTMENT POLICIES AND PRACTICES ....        2

                     INVESTMENT RESTRICTIONS ..............        3

                     PORTFOLIO TRANSACTIONS AND BROKERAGE .        5


                     PURCHASING SHARES ....................        5

                     SHAREHOLDER ACCOUNTS .................        6

                     REDEEMING SHARES .....................        7

                     EXCHANGE PRIVILEGES ..................        7

                     DETERMINATION OF NET ASSET VALUE .....        7

                     TAXES ................................        8

                     INVESTMENT ADVISORY AND OTHER SERVICES        8

                     TRUSTEES AND OFFICERS ................       10

                     EXPENSES .............................      12

                     PERFORMANCE INFORMATION ..............      13

                     GENERAL INFORMATION ..................      14


                        INVESTMENT POLICIES AND PRACTICES

         The Funds pursue their investment objectives by investing all of their investable assets in the Portfolio. The Portfolio, which is a separate series of the Trust, has the same investment objective and the same investment policies as the Funds. It has elected to be treated as a diversified investment company. The sections below provide additional information regarding the types of investments that may be made by the Portfolio and the investment practices in which the Portfolio may engage. The investment objective and general investment policies of the Funds and the Portfolio are described in the Funds' Prospectuses.

         Each of the Funds may withdraw its investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, a Fund's assets would be invested in accordance with the investment policies described below with respect to the Portfolio. The approval of the investors in the Portfolio would not be required to change the Portfolio's investment objective or, except as otherwise stated in the Prospectuses or this Statement of Additional Information, any of the Portfolio's investment policies or restrictions.

         Treasury, Government and Agency Securities. The Portfolio invests in short-term debt securities that are issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government ("Government Securities"), and repurchase agreements collateralized by Government Securities.

         These securities include obligations issued by the U.S. Treasury ("Treasury Securities"), including Treasury bills, notes and bonds. These are direct obligations of the U.S. government and differ primarily in their rates of interest and the length of their original maturities. Treasury Securities are backed by the full faith and credit of the U.S. government. Government Securities include Treasury Securities as well as securities issued or guaranteed by the U.S. government or its agencies and instrumentalities ("Agency Securities"). As described in the Prospectuses, Agency Securities are in some cases backed by the full faith and credit of the U.S. government. In other cases, Agency Securities are backed solely by the credit of the governmental issuer. Certain issuers of Agency Securities have the right to borrow from the U.S. Treasury, subject to certain conditions. Government Securities purchased by the Portfolio may include variable and floating rate securities, which are described in the Prospectuses of the Funds.

         Repurchase Agreements. As discussed in the Prospectuses, the Portfolio may enter into repurchase agreements. A repurchase agreement, which may be viewed as a type of secured lending by the Portfolio, involves the acquisition by the Portfolio of a security from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future. The Portfolio will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities that are purchased by the Portfolio through repurchase agreements are not subject to any limitation as to maturity. The Portfolio may enter into repurchase agreements maturing in more than seven days. However, the Portfolio may not enter into such a repurchase agreement if, as a result, more than 10% of the value of its net assets would be invested in repurchase agreements under which the Portfolio does not have the right to obtain repayment in seven days or less.

         Because repurchase agreements involve certain risks not associated with direct investment in securities, the Trust follows procedures designed to minimize these risks. These procedures include requirements that the Investment Adviser effect repurchase transactions only with banks or primary dealers designated as such by the Federal Reserve Bank of New York, and that the bank or dealer has been determined by the Investment Adviser to present minimal credit risk in accordance with guidelines established and monitored by the Board of Trustees of the Trust. In addition, the collateral underlying a repurchase agreement is required to be held by the Trust's custodian (or a subcustodian) in a segregated account on behalf of the Portfolio. The collateral is marked to market daily and required to be maintained in an amount at least equal to the repurchase price plus accrued interest. In the event of a default or bankruptcy by a selling financial institution, the Trust will seek to liquidate the collateral. However, the exercise of the Trust's right to liquidate collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio will suffer a loss.

         When-Issued and Delayed Delivery Securities. As noted in the Prospectuses, the Portfolio may purchase and sell securities on a when-issued or delayed delivery basis. These transactions arise when the Portfolio purchases or sells a security, with payment and delivery taking place in the future beyond the normal settlement period. A transaction of this type will be effected in order to secure for the Portfolio an attractive price or yield at the time of entering into the transaction. When purchasing securities on a when-issued or delayed delivery basis, the Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains fully invested at a time during which when-issued or delayed delivery purchases are outstanding, such purchases will result in a form of leverage. When the Portfolio enters into purchase transactions of this type, the Trust's custodian maintains, in a segregated account for the Portfolio, cash and debt obligations held by the Portfolio and having a value equal to or greater than the Portfolio's purchase commitments. When the Portfolio has sold a security on a when-issued or delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the counterparty fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. When the Portfolio enters into a sales transaction of this type, the Trust's custodian segregates the securities sold on a delayed delivery basis to cover the Portfolio's settlement obligations.

         Investment Characteristics. In managing the Portfolio, the Investment Adviser attempts to balance the Portfolio's goal of seeking high income with its goal of seeking to preserve capital. For this reason, the Portfolio does not necessarily invest in securities offering the highest available yields. The maturities of the securities purchased by the Portfolio and the Portfolio's average portfolio maturity will vary from time to time as the Investment Adviser deems consistent with the Portfolio's investment objective, which is the same as the investment objective of the Funds, and the Investment Adviser's assessment of risks, subject to applicable limitations on the maturities of investments and dollar-weighted average portfolio maturity.

         When market rates of interest increase, the market value of debt obligations held by the Portfolio will decline. Conversely, when market rates of interest decrease, the market value of obligations held by the Portfolio will increase. Debt obligations having longer maturities generally pay higher rates of interest, but the market values of longer term obligations can be expected to be subject to greater fluctuations from general changes in interest rates than shorter term obligations. These changes will cause fluctuations in the amount of daily dividends of the Fund and in extreme cases, changes in interest rates could cause the net asset value per share of the Fund to decline. See "Determination of Net Asset Value." In the event of unusually large redemption demands, securities may have to be sold at a loss prior to maturity or the Fund may have to borrow money and incur interest expense. The Investment Adviser seeks to manage investment risk by purchasing and selling investments for the Portfolio consistent with its best judgment and expectations regarding anticipated changes in interest rates. However, there can be no assurance that the Funds will achieve their investment objectives.

                             INVESTMENT RESTRICTIONS

         The Funds and the Portfolio are subject to a variety of investment restrictions. Certain of these restrictions are deemed fundamental, and may not be changed without the approval of the holders of a majority of a Fund's or the Portfolio's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund or of the Portfolio for this purpose means the lesser of
(i) 67% of the shares of that Fund or of the Portfolio represented at a meeting at which holders of more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund or the Portfolio. Whenever there is a vote on a change in the fundamental restrictions of the Portfolio or in a policy which cannot be changed without a shareholder vote, the Trust will hold meetings of shareholders of the Funds and will vote each Fund's shares of the Portfolio as instructed by shareholders of that Fund. In this regard, each Fund's shares of the Portfolio will be voted for and against the proposed change in the same proportion as shares of that Fund are voted. As to shares of a Fund that are not voted by shareholders, the Fund will vote in the same proportion as shares of that Fund's shareholders who give voting instructions are voted. Thus, shareholders of the Funds who do not vote will have no effect on the outcome of matters being voted upon by the Funds as investors in the Portfolio.

         As fundamental investment restrictions, neither of the Funds nor the Portfolio may:

    (1) Purchase a security, other than a Government Security or, in the case of a Fund, shares of in the Portfolio, if as a result of such purchase more than 5% of the value of the Fund's or Portfolio's assets would be invested in the securities of any one issuer, or the Fund or Portfolio would own more than 10% of the voting securities, or of any class of securities, of any one issuer. (For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.)

(2) Purchase a security, other than a Government Security or, in the case of a Fund, shares of the Portfolio, if as a result of such purchase 25% or more of the value of the Fund's or Portfolio's total assets would be invested in the securities of issuers engaged in any one industry.

(3) Issue senior securities as defined by the Investment Company Act of 1940 (the "1940 Act") or borrow money, except that the Funds and the Portfolio may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to one-third of the value of their respective total assets (calculated at the time of the borrowing). Neither of the Funds nor the Portfolio may make additional investments while they have any borrowings outstanding. This restriction shall not be deemed to prohibit a Fund or the Portfolio from purchasing or selling securities on a when-issued or delayed delivery basis, or entering into repurchase agreements.

(4) Purchase or sell commodities or commodity contracts, or real estate or interests in real estate (including limited partnership interests), except that the Funds and the Portfolio, to the extent not prohibited by other investment policies, may purchase and sell securities of issuers engaged in real estate activities and may purchase and sell securities secured by real estate or interests therein.

(5) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of securities, a Fund or the Portfolio may be deemed to be an underwriter under the Securities Act of 1933.

(6) Make loans of money or securities, except through the purchase of permitted investments, including repurchase agreements.

(7) Make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

(8) Pledge, hypothecate, mortgage or otherwise encumber a Fund's or the Portfolio's assets, except as may be necessary to secure permitted borrowings. (Collateral and other arrangements incident to permissible investment practices are not deemed to be subject to this restriction.)

    The Funds and the Portfolio have the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees, without a vote of shareholders. Under these restrictions, neither of the Funds nor the Portfolio may:

(1) Make investments for the purpose of exercising control or management of another company.

(2) Participate on a joint or joint and several basis in any trading account in securities.

(3) Purchase any illiquid securities, except that a Fund or the Portfolio may invest in repurchase agreements maturing in more than seven days provided that a Fund or the Portfolio may not enter into such a repurchase agreement if more than 10% of the value of its net assets would, as a result, be invested in repurchase agreements under which the Fund or the Portfolio does not have the right to obtain repayment in seven days or less. The Funds and the Portfolio are authorized to invest in restricted securities which can be sold in transactions pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid under procedures adopted by the Board of Trustees. However, the Funds and the Portfolio do not intend to invest in any such restricted securities during the coming year.

(4) Invest in oil, gas or other mineral leases, rights, royalty contracts, or exploration or development programs.


(5)      Invest in warrants or rights.

(6) Purchase the securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except insofar as either of the Funds may invest all of its investable assets in the Portfolio.

         Unless otherwise specified, all percentage and other restrictions, requirements and limitations on investments set forth in this Statement of Additional Information, and those set forth in the Prospectuses, apply immediately after purchase of an investment, and subsequent changes and events do not constitute a violation or require the sale of any investment by the Portfolio or a Fund.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board of Trustees of the Trust, the Investment Adviser is responsible for decisions to buy and sell securities for the Portfolio and for the selection of dealers to effect those transactions. Purchases of securities for the Portfolio will be made from issuers, underwriters and dealers. Sales of securities will be made to dealers and issuers. The Portfolio does not normally incur brokerage commissions on transactions in the types of securities in which it invests. These transactions are generally traded on a "net" basis, with dealers acting as principal in such transactions. However, the price at which securities are purchased from and sold to dealers will usually include a spread which represents a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter (an underwriting concession).

         In placing orders for the purchase and sale of investments for the Portfolio, the Investment Adviser gives primary consideration to the ability of dealers to provide the most favorable prices and efficient executions on transactions. If such price and execution are obtainable from more than one dealer, transactions may be placed with dealers who also furnish research services to the Trust or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities. These research services may be of benefit to the Investment Adviser or its affiliates in the management of accounts of other clients, or the accounts of the Investment Adviser and its affiliated companies, and may not in all cases benefit the Funds or the Portfolio. While such services are useful and important in supplementing the Investment Adviser's own research and facilities, the Investment Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

         The Investment Adviser serves as the investment adviser to other clients, including other series of the Trust, other investment funds and companies, and follows a policy of allocating investment opportunities and purchase and sale transactions equitably among its clients. In making such allocations, the primary factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, and the availability of cash for investment. This procedure may have an adverse effect on a client, including the Portfolio, in a particular transaction, but is expected to benefit all clients on a general basis.

         The Investment Adviser and its affiliates may invest in the same securities that are purchased for its clients. This at times may adversely affect the prices that can be obtained in transactions for the Portfolio or the availability of securities for purchase by the Portfolio. In the case of simultaneous orders to purchase or sell the same securities being handled by the Investment Adviser and involving a client account and the account of the Investment Adviser or one of its affiliates, client orders will be given preference so that client transactions will not be adversely affected by transactions being placed by the Investment Adviser for its own account or for the accounts of its affiliates. Investments made on behalf of the Investment Adviser or its affiliates are effected in transactions which are separate from any transactions for the accounts of clients in the same securities.


                                PURCHASING SHARES

         As described under "Purchasing Shares" in the Funds' Prospectuses, shares of the Funds are offered for sale, without a sales charge, at the net asset value per share next computed after receipt of a purchase order by Cadre Securities, Inc., as distributor of the Fund's shares (the "Distributor"). Net asset value is computed once daily for each Fund, on each day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank of New York is open (each, a "Business Day"). See "Determination of Net Asset Value." The following shows the calculation of the offering price of shares of the Funds as of October 31, 1997:

                                               NET ASSETS        SHARES OUTSTANDING      OFFERING PRICE
                                               ----------        ------------------      --------------
                 Liquid Asset Fund            $ 138,660,616          138,660,822              $ 1.00

                 Institutional Cash Fund           N/A                   N/A                   N/A


         Distribution Arrangements. The Distributor serves as the sole distributor of shares of the Funds pursuant to a distribution agreement with the Trust dated as of July 1, 1997 (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Distributor is authorized to enter into selling agreements with securities dealers and other financial institutions for the distribution of shares. Shares of the Funds are available for purchase from the Distributor and from organizations which have entered into selling agreements. The Distributor may, from time to time, pay to such dealers and institutions, in connection with sales or the distribution of shares of the Funds, material compensation or promotional incentives, in the form of cash or other compensation. Such compensation and incentives are not paid by either of the Funds and will not be an expense of the Funds.

         The Board of Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of the Investment Adviser or the Distributor, as defined by the 1940 Act (the "Independent Trustees"), approved the Distribution Agreement at a meeting held in person on February 26, 1997. The Distribution Agreement will remain in effect until June 30, 1999, and may be continued in effect from year to year thereafter if approved annually by the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Distribution Agreement may be terminated at any time, without penalty, by either party upon 60 days written notice and terminates automatically in the event of an "assignment" as defined by the 1940 Act and the rules thereunder. Under the Distribution Agreement, the Distributor is required to bear all of the costs associated with distribution of shares of the Funds, including the incremental cost of printing prospectuses, annual reports and other periodic reports for distribution to prospective investors and the costs of preparing, distributing and publishing sales literature and advertising materials. Unlike many other mutual funds, the Funds do not bear expenses relating to the distribution of shares, and thus, do not make any payments pursuant to a Rule 12b-1 plan or a services plan. In the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.

         The Distributor is a wholly-owned subsidiary of Ambac Capital Corporation, which in turn is a wholly-owned subsidiary of Ambac Financial Group, Inc. The Distributor's address is 905 Marconi Avenue, Ronkonkoma, New York 11779.

         Purchases by Check. Shares of the Funds may be purchased by check as described in the Funds' Prospectuses. If a check to purchase shares does not clear, the shares purchased may be redeemed by the Distributor and the investor will be responsible for any loss or expenses incurred by the Funds or the Distributor as a result of the redemption or non-clearance.

                              SHAREHOLDER ACCOUNTS

         Cadre Financial Services, Inc., in its capacity as transfer agent for the Funds (the "Transfer Agent"), maintains one or more accounts for each shareholder reflecting the amount of full and fractional shares of the Funds the shareholder owns. Shareholders are sent confirmations of each account transaction, and monthly statements showing account balances. The Trust does not issue certificates for shares of the Funds.

         Sub-Account Services. Special procedures have been designed for investors wishing to open multiple accounts to meet requirements regarding the commingling of funds or for accounting convenience. Individual sub-accounts may be opened at any time by written advice or by filing forms supplied by the Transfer Agent. Procedures are available to identify sub-accounts by name and number.

         When sub-accounts have been established, the Transfer Agent provides written confirmations of transactions in sub-accounts. The Transfer Agent also provides monthly statements setting forth the share balance of and the dividends and other distributions paid to each sub-account for the current month, as well as for the year-to-date. Further information on this service is available from the Transfer Agent.

         Minimum Account Balance. Under the Declaration of Trust, the Trust has the right to redeem all shares of a Fund held by a shareholder if as a result of one or more redemptions the aggregate value of shares held in the shareholder's account is less than such dollar amount as may be specified by the Trustees, which amount may be no greater than the then applicable minimum initial investment amount. There is currently no minimum account balance required for the Liquid Asset Fund. However, as described in the Prospectus of Institutional Cash Fund, the Trust may effect a redemption of shares of Institutional Cash Fund if, as a result of one or more redemptions, the balance of an account in that Fund is less than $1 million. Accounts in Liquid Asset Fund are not presently subject to this redemption procedure because Liquid Asset Fund does not presently impose a minimum initial investment requirement. However, an inactive account in Liquid Asset Fund with no balance for a period of six months may be closed at the discretion of the

Trust. The applicable procedures are described in the Prospectuses of the Funds. The Trust is under no obligation to compel the redemption of any account.

                                REDEEMING SHARES

         Redemption proceeds are normally paid as described in the Prospectuses of the Funds. However, the payment of redemption proceeds by the Funds or the Portfolio may be postponed for more than seven days or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Fund or the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to determine fairly the value of its net assets, or (d) during any other period when the Securities and Exchange Commission (the "SEC"), by order, so permits for the protection of shareholders. Applicable rules and regulations of the SEC will govern as to whether the conditions described in (b) or (c) exist. In addition, in the event that the Board of Trustees of the Trust determines that it would be detrimental to the best interests of remaining shareholders of a Fund or to investors in the Portfolio to pay any redemption or redemptions in cash, a redemption payment by a Fund or the Portfolio may be made in whole or in part by a distribution in kind of portfolio securities, subject to applicable rules of the SEC. Any securities distributed in kind will be readily marketable and will be valued, for purposes of the redemption, in the same manner as such securities are normally valued in computing net asset value per share. In the unlikely event that shares are redeemed in kind, the redeeming shareholder would incur transaction costs in converting the distributed securities to cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act and is therefore obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90 day period for any one shareholder.


                               EXCHANGE PRIVILEGE

         As described under "Exchange Privilege" in each Fund's Prospectus, shareholders may exchange shares of one of the Funds for shares of any of the other Fund based upon the relative net asset values per share of the Funds at the time the exchange is effected. Neither Fund currently imposes any limitation on the frequency of exchanges, but may impose such limitations upon notice to shareholders.

                        DETERMINATION OF NET ASSET VALUE

         The Funds' Prospectuses describe the days on which the net asset value per share of the Funds are computed for purposes of purchases and redemptions of shares by investors, and also sets forth the times as of which such computations are made. Net asset value is computed once daily as of 4:00 p.m. (Eastern time) on each day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank of New York is open, except as described below. The New York Stock Exchange currently observes the following holidays: New Year's Day; Martin Luther King's Birthday (third Monday in January); Presidents' Day (third Monday in February); Good Friday (Friday before Easter); Memorial Day (last Monday in May); Independence Day; Labor Day (first Monday in September); Thanksgiving Day (fourth Thursday in November); and Christmas Day. The Federal Reserve Bank of New York currently observes all the holidays listed above except Good Friday, and also observes Columbus Day (second Monday in October) and Veterans Day.

         Net asset value is computed as of the closing time of the U.S. government securities markets on days when the Public Securities Association recommends an early closing of such markets. Early closings may occur the Fridays preceding the following holidays: Martin Luther King's Birthday, Presidents' Day, Memorial Day, Labor Day and Columbus Day, and the business days preceding the following holidays: Independence Day, Veterans Day, Thanksgiving Day, Christmas Day, and New Year's Day, and the Friday succeeding Thanksgiving Day.

         The value of the Portfolio's net assets (its securities and other assets, less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset values per share of the Funds are determined.

         In accordance with rules adopted by the SEC, the amortized cost method of valuation is used to determine the value of the investments held by the Portfolio. This method of valuation is used in seeking to maintain stable net asset values of $1.00 per share for the Portfolio and the Funds. However, no assurance can be given that the Portfolio or the Funds will be able to maintain stable share prices.

         Amortized cost involves valuing a security at its cost and amortizing any discount or premium over the period remaining until the maturity of the security. This method of valuation does not take into account unrealized capital gains and losses resulting from changes in the market values of the securities. The market values of debt securities purchased by the Portfolio will generally fluctuate as a result of changes in prevailing interest rate level and other factors.

         In order to use the amortized cost method of valuation, the Portfolio is required to maintain a dollar-weighted average maturity of 90 days or less, to purchase securities with remaining maturities of 397 days or less and to invest only in securities which have been determined by the Investment Adviser, under procedures adopted by the Board of Trustees, to present minimal credit risks and to be of eligible credit quality under applicable regulations. In addition, procedures have been adopted by the Board of Trustees which are designed to stabilize, to the extent reasonably possible, the prices of shares of the Portfolio and the Funds as computed for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the net asset value per share calculated by using available market quotations deviates from the net asset value per share of $1.00 computed by using the amortized cost method. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be taken. The Trustees will take such action as they deem appropriate to eliminate or to reduce, to the extent reasonably practicable, any material dilution or other unfair results which might arise from differences between the two valuation methods. Such action may include selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, redeeming shares in kind, withholding dividends, paying distributions from capital gains, or utilizing a net asset value per share based upon available market quotations.


                                      TAXES

         It is the policy of the Trust to distribute each fiscal year substantially all of each Fund's net investment income and net realized capital gains, if any, to shareholders. The Trust intends that the Funds will each qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. To qualify for such tax treatment, a Fund must generally, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments received with respect to loans of stock and securities, and gains from the sale or other disposition of stock or securities and certain related income; and (b) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of the Fund's assets is represented by cash, Government Securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of any issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government Securities). The Portfolio has elected to be treated as a partnership for federal income tax purposes and therefore believes that it will not be required to pay any federal or state income or excise taxes.

         The Code requires regulated investment companies to pay a nondeductible 4% excise tax to the extent they do not distribute 98% of their ordinary income, determined on a calendar year basis, and 98% of their capital gains, determined on an October 31 year end. The Trust intends to distribute the income and capital gains of the Funds in the manner necessary to avoid imposition of the 4% excise tax by the end of each calendar year.

         Dividends of the Funds declared in October, November or December and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         The Investment Adviser, a Delaware corporation, with offices at 905 Marconi Avenue, Ronkonkoma, New York 11779, is a wholly-owned subsidiary of Ambac Capital Corporation which, in turn, is a wholly-owned subsidiary of Ambac Financial Group, Inc. ("Ambac"). Through its subsidiaries, Ambac is a leading insurer of municipal and structured finance obligations and a provider of investment contracts, and investment advisory and administration services to state municipalities, and municipal authorities. Ambac is a publicly held company whose shares are traded on the New York Stock Exchange.

         Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement with the Trust dated _______________, 1998 (the "Agreement"), the Investment Adviser manages the investment of the Portfolio's assets and places orders for the purchase and sale of investments for the Portfolio. The Investment Adviser also provides or furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary to render the services under the Agreement. In addition, the Investment Adviser provides all necessary administrative services to the Portfolio, and pays the salaries of officers of the Trust and any fees and expenses of Trustees of the Trust who are also officers, directors or employees of the Investment Adviser, or who are officers or employees of any company affiliated with the Investment Adviser, and bears the cost of telephone service, heat, light, power and other utilities associated with the services it provides. As compensation for services rendered and expenses assumed by the Investment Adviser, the Agreement provides for the payment by the Portfolio of a monthly fee to the Investment Adviser, which fee is calculated daily and computed at the annual rate of 0.06% of the net assets of the Portfolio. As investors in the Portfolio, the Funds and their shareholders indirectly bear this fee.

         Prior to ________, 1998, the Liquid Asset Fund invested its assets directly and did not invest in the Portfolio. For the period April 24, 1996 (commencement of operations of Liquid Asset Fund) through October 31, 1996, fees payable to the Investment Adviser by Liquid Asset Fund pursuant to the then effective investment advisory agreement were $48,338, all of which were waived. In addition, the Investment Adviser reimbursed expenses of Liquid Asset Fund in the amount of $129,216 during such period. For the year ended October 31, 1997, fees payable by Liquid Asset Fund to the Investment Adviser pursuant to that advisory agreement were $157,391, a portion of which was waived. During such year, the Investment Adviser reimbursed expenses of Liquid Asset Fund of $70,147. Institutional Cash Fund commenced its operations on the date of this Statement of Additional Information.

         The Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Trust, the Portfolio or shareholders of the Funds for any act or omission by the Investment Adviser or for any omission by the Investment Adviser. The Agreement in no way restricts the Investment Adviser from acting as investment adviser to others.

         The Agreement was approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees, who are not parties to the Agreement or interested persons of the Investment Adviser, for an initial term expiring ____________, 2000 at a meeting held in person on _____________, 1998.
The Agreement was also approved by the shareholders of Liquid Asset Fund, the then sole operating series of the Trust, on __________, 1998. The Agreement may be continued in effect from year to year after its initial term upon the approval of the holders of shares of the Portfolio or the approval of the Board of Trustees. In seeking such approval by the holders of shares of the Portfolio, each of the Funds will seek instructions from its shareholders as to how that Fund's shares of the Portfolio will be voted and will vote its shares of the Portfolio in accordance with those instructions. Similar instructions will also be sought by any other series of the Trust and by each other registered investment company that may invest its assets in the Portfolio. In the case of certain other investment funds that invest in the Portfolio, such funds may vote their shares of the Portfolio either in accordance with the same procedures or in the same proportion as the shares of other holders of shares of the Portfolio are voted. Each annual continuance of the Agreement also requires approval by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time, without penalty, on sixty days' written notice by the Board of Trustees of the Trust, by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding securities of the Portfolio, or by the Investment Adviser. The Agreement provides for its automatic termination in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         The Trust has acknowledged that the name "Cadre" is a property right of the Investment Adviser and other affiliates of Ambac Financial Group, Inc., and has agreed that the Investment Adviser and its affiliated companies may use and permit others to use that name. If the Agreement is terminated, the Trust may be required to cease using the name Cadre as part of its name or the name of any series of the Trust unless otherwise permitted by Ambac Financial Group, Inc. or any successor to its interest in such name.

         Administration Agreement. The Investment Adviser provides administration services to the Funds, pursuant to an administration agreement with the Trust dated August 1, 1997 (the "Administration Agreement"). Prior to that date, an organization which is not affiliated with the Investment Adviser served as the Trust's administrator. Pursuant to the Administration Agreement, the Investment Adviser provides the Funds with various administrative services required in connection with the operations of the Trust and the Funds. These services include, among other things: accounting services and the maintenance of required books and records, valuation of assets and the calculation of the net asset values per share of the Funds, preparation of financial statements, regulatory filings and tax returns, monitoring of investment compliance and the preparation of materials for meetings of the Board of Trustees and shareholders. Under the Administration Agreement, the Investment Adviser is required to provide persons affiliated with the Investment Adviser to serve as officers of the Trust and to maintain such office facilities as necessary to provide the administrative services it furnishes to the Trust. The Prospectus contains a description of the fees payable to the Investment Adviser under the Administration Agreement.

         The Administration Agreement has an initial term of two years, and continues in effect from year to year thereafter if such continuance is approved annually by the Board of Trustees, including the vote of a majority of the Independent Trustees. The Administration Agreement terminates automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder, and may be terminated by either party without penalty on not less than 60 days' written notice. The agreement also provides that neither the Investment Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the Investment Adviser's performance of its obligations and duties under the agreement, except for those resulting from its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties.

         Liquid Asset Fund paid the former administrator for the Trust $47,686 for the period April 24, 1996 (commencement of operations) through October 31, 1996 and $44,753 for the period November 1, 1996 through July 31, 1997. For the period August 1, 1997 through October 31, 1997, fees payable by Liquid Asset Fund to the Investment Adviser for administrative services were $36,303, a portion of which were waived. In addition, during the period August 1, 1997 through October 31, 1997, fees payable by Liquid Asset Fund to the Investment Adviser for transfer agent services were $18,152, a portion of which was waived.


                              TRUSTEES AND OFFICERS

         The Board of Trustees of the Trust has the overall responsibility for monitoring the operations of the Trust, the Funds and the Portfolio and for supervising the services provided by the Investment Adviser and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Fund.

         Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years.

              NAME, POSITION WITH TRUST, AGE        PRINCIPAL OCCUPATIONS
                        AND ADDRESS                DURING LAST FIVE YEARS
                        -----------                ----------------------

              *William T. Sullivan, Jr.      Chairman and Chief Executive Officer,
              Trustee, Chairman, CEO and     Cadre Financial Services, Inc. and
                                             Cadre Securities, Inc. (brokerage services)
              President, 52

              *David L. Boyle                Vice Chairman of Ambac Financial
              Trustee, 51                    Group, Inc. Prior to joining Ambac,
              Ambac Financial Group, Inc.    Managing Director
              One State Street               of Worldwide Services,
              New York, New York 10004       Citibank, N.A.

              Donald Gray                    Director of Finance, City of New London
              Trustee, 48                    Executive Director, New England
              Director of Finance            States Government
              City of New London             Finance Officers Association
              181 State St.
              New London, CT 06320

              Donald W. Green                Chief Financial Officer, Managing Director
              Trustee, 54                    and Director, PlanEcon, Inc. (economic
              305 Hartford Road              consulting and publications); formerly, from
              South Orange, New Jersey       1988 to 1991, Executive Vice President
              07079                          and Director, The Mercator Corporation
                                             (financial advisory and merchant
                                             banking)


              *C. Roderick O'Neil            Chairman, O'Neil Associates (investment
              Trustee, 67                    and financial consulting firm); Director,
              375 Park Avenue                Ambac Financial Group, Inc., AMBAC
              Suite 2602                     Assurance Corporation, Fort Dearborn
              New York, New York  10152      Income Securities, Inc. and Beckman
                                             Instruments, Inc.; Trustee,  Memorial
                                             Drive Trust (finance)

              Russell E. Galipo              Vice President and Manager of Shawmut
              Trustee, 65                    Bank CT., N.A. from 1973 to 1994
              4538 Alpine Drive
              Lakeland, Florida  33801-0502

              William J. Reynolds            Retired
              Trustee, 74
              51 Fox Run Court
              Newington, CT 06111

              Brian G. Clarke                Vice President and Controller of Cadre
              Treasurer, 37                  Financial Services, Inc.; formerly, from
                                             1994 to 1995, Group Manager, Kidder
                                             Peabody & Co., Inc.; prior thereto, from
                                             1991 to 1994 Controller, Swiss Bank
                                             Investment Banking, Inc.



              William M. Sullivan, Esq.      General Counsel of Cadre Financial
              Secretary, 30                  Services, Inc. and Cadre
                                             Securities, Inc.

              Linda Cassesse                 Registration Manager of Cadre Financial
              Assistant Secretary, 45        Services, Inc. and Cadre Securities
                                             Inc.; from 1995 to 1997 assisted New
                                             York City Marshall Henry Daley; 1990 to
                                             1995 Registration Manager Lanborn Asset
                                             Management.



--------------------
* Trustee who is an "interested person" of the Trust, as defined in the 1940
  Act.

         Except as otherwise indicated above, the address of each Trustee and officer of the Trust is 905 Marconi Avenue, Ronkonkoma, New York 11779. Mr. Sullivan, Mr. Boyle, and Mr. O'Neil are Trustees who are "interested persons" of the Trust, as defined in the 1940 Act, by virtue of their affiliations with the Investment Adviser and/or companies affiliated with the Investment Adviser.

         Trustees, other than Independent Trustees who are affiliated with investors in the Funds or with investors in other series of the Trust (which investors are not other series of the Trust) who are not employees of the Investment Adviser or one of its affiliated companies are paid fees by the Trust. Such Trustees are paid an annual retainer of $5,000 and receive an attendance fee of $750 for each meeting of the Board of Trustees they attend. If such Trustees serve as members of the Audit Committee they receive an attendance fee of $750 for each Audit Committee meeting they attend, with the Chairman of the Audit Committee receiving an additional $1,000 annual fee. The Audit Committee is comprised of the Independent Trustees. Officers of the Trust receive no compensation from the Trust. All Trustees who are not employees of the Investment Adviser or its affiliated companies are reimbursed for reasonable out-of-pocket expenses incurred in connection with the performance of their responsibilities, including travel related expenses. As of the date of this Statement of Additional Information, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Trust and the Fund.

         The following table sets forth certain information regarding the compensation received by the Trustees of the Trust for the fiscal year ended October 31, 1997.


                               COMPENSATION TABLE*

                      NAME OF PERSON        AGGREGATE
                                          COMPENSATION    PENSION OR RETIREMENT  TOTAL COMPENSATION
                                           FROM TRUST       BENEFITS ACCRUED       FROM TRUST PAID
                                                        AS PART OF FUND EXPENSES     TO TRUSTEES
                  William T. Sullivan, Jr.  $     0               $ 0                  $     0


                  Donald W. Green           $ 8,750               $ 0                  $ 8,750

                  Eugene J. McDonald*       $ 6,750               $ 0                  $ 6,750

                  C. Roderick O'Neil        $ 8,750               $ 0                  $ 8,750

                  W. Dayle Nattress*        $     0               $ 0                  $     0

                  Stephen A. Attanasio*     $     0               $ 0                  $     0

                  Russell E. Galipo         $ 6,250               $ 0                  $ 6,250


*Eugene J. McDonald resigned as a Trustee, effective September 18, 1997, W. Dayle Nattress resigned as a Trustee, effective February 26, 1997, and Stephen
A. Attanasio resigned as a Trustee, effective May 27, 1997. Mr. Attanasio, who was appointed to replace Mr. Nattress as a Trustee, was replaced by William T. Sullivan, Jr., who was appointed on May 27, 1997 by the Board of Trustees to fill the vacancy created by Mr. Attanasio's resignation.

                                    EXPENSES

    All expenses of the Trust, the Funds and the Portfolio not expressly assumed by the Investment Adviser or the Distributor are paid by the Trust. The Funds bear pro rata portions of the expenses of the Trust and the Portfolio. Expenses borne by the Trust, the Funds and the Portfolio include, but are not limited to: fees for investment advisory and administration services, the fees and expenses of any registrar, custodian, accounting agent, transfer agent or dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto to shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing shares of the Trust; fees and expenses of legal counsel; fees and expenses of the Trust's independent auditors; membership dues of industry associations; interest on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto). Certain of the expenses of organizing the Trust and the of the initial registration and qualification of its shares under federal and state securities laws are being charged to the operations of Liquid Asset Fund, as an expense, over a period not exceeding five years from the date of commencement of the Trust's operations. [How are expenses of new series handled?]


                             PERFORMANCE INFORMATION

         Calculation of Yield. The Funds may publish quotations of "current yield" and "effective yield" in advertisements, sales materials and shareholder reports. Current yield is the simple annualized yield for an identified seven calendar day period. This yield calculation is based on a hypothetical account having a balance of exactly one share of a Fund at the beginning of the seven-day period. The base period return is the net change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. Yield will vary as interest rates and other conditions change. The yield of Liquid Asset Fund for the seven-day period ended October 31, 1997, was 5.26%, which is equivalent to an effective yield of 5.40%. Yields also depend on the quality, length of maturity and type of instruments held and operating expenses of the Fund. For the fiscal year ended October 31, 1997, the Investment Adviser had voluntarily agreed to waive its fees and to reimburse certain expenses of Liquid Asset Fund. The yield of Liquid Asset Fund quoted above reflects the effect of this fee waiver and reimbursement of expenses without which the yield would have been lower.

         Effective yield is computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

                                                       365/7
        Effective yield = [(base period return + 1)          ]-1

         Calculation of Total Return. The Funds may also disseminate quotations of their average annual total return and other total return data from time to time. Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. In making these computations, all dividends and distributions are assumed to be reinvested and all applicable recurring and non-recurring expenses are taken into account. The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment amount, for various periods.

         Total return quotations will be computed in accordance with the following formula, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted:

                         n
                  P (1+T)  = ERV

Where:            P =   a hypothetical initial payment of $1,000
                  T =   average annual total return
                  n =   number of years
                  ERV = ending redeemable value of the hypothetical $1,000
                        payment made at the beginning of the period.

Actual annual or annualized total return data generally will be lower than average annual total return data because the average rates of return reflect compounding of return. Aggregate total return data, which is calculated according to the following formula, generally will be higher than average annual total return data because the aggregate rates of return reflect compounding over longer periods of time:

                                     ERV - P
                                     -------
                                        P

Where:            P = a hypothetical initial payment of $1,000.
                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

         Yield and total return quotations are based upon the historical performance of the Funds and are not intended to indicate future performance. The yield and total return of the Funds fluctuate and will depend upon not only changes in prevailing interest rates, but also upon any realized gains and losses and changes in the Funds' expenses.


                               GENERAL INFORMATION

         Description Of Shares. Interests in the Funds are represented by shares of beneficial interest, $.001 par value. The Trust is authorized to issue an unlimited number of shares, and may issue shares in series, with each series representing interests in a separate portfolio of investments (a "series"). As of the date of this Statement of Additional Information, there were four series of the Trust: Liquid Asset Fund; Institutional Cash Fund; U.S. Government Money Market Portfolio; and Money Market Portfolio. Shares of the U.S. Government Money Market Portfolio and the Money Market Portfolio may be held only by other series of the Trust (including the Funds) and by other investment funds.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share of that Fund, without any priority or preference over other shares. All consideration received for the sales of a particular Fund, all assets in which such consideration is invested, and all income, earnings and profits derived therefrom are allocated to and belong to that Fund. As such, the interest of shareholders in each Fund is separate and distinct from the interest of shareholders of the other Fund, and shares of a Fund are entitled to dividends and distributions only out of the net income and gains, if any, of that Fund as declared by the Board of Trustees. The assets of each Fund and each other series of the Trust (including the Portfolio) are segregated on the Trust's books and are charged with: the expenses and liabilities of that Fund or series; a pro rata share of the general expenses and liabilities of the Trust not attributable solely to any particular series; and, in the case of the Funds which invest in the Portfolio, a pro rata share of the expenses and liabilities of the Portfolio. The Board of Trustees determines those expenses and liabilities deemed to be general expenses and liabilities of the Trust, and these items are allocated among Funds and other series of the Trust in a manner deemed fair and equitable by the Board of Trustees in its sole discretion.


         As of March 31, 1998, shares of Liquid Asset Fund were the only shares of the Trust outstanding. The following entities owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of Liquid Asset Fund as of such date:






                             Ambac Financial Group, Inc.      3.84%(1)
                             One State Street Plaza
                             New York, New York



                             City of New Britain             21.64%
                             7 West Main Street
                             New Britain, Connecticut 06051



                             City of Waltham                  6.21%
                             610 Main Street
                             Waltham, Massachusetts 02154



                             City of Quincy                   9.87%
                             1305 Hancock Street
                             Quincy, Massachusetts 02169



                             Town of Suffield                  7.5%
                             83 Mountain Road
                             Suffield, CT 06078



                             City of Fort Walton Beach        5.66%
                             P.O. Box 4009
                             Fort Walton Beach, FL
                             32549-4009





(1) Shares held by subsidiaries, including Ambac Capital Corporation.

         The Portfolio. The Portfolio is organized as a series of the Trust. Investors in the Portfolio may include the Funds and other series of the Trust, other registered investment companies (or series thereof), and other types of investment funds. Each investor in the Portfolio, including the Funds, may add to or reduce its investment in the Portfolio on each Business Day. At 4:00 p.m. (Eastern time) on each such Business Day, the net asset value per share of the Portfolio is determined. On days for which the Public Securities Association recommends an early closing of the U.S. government securities markets, the computation of net asset value per share will be made as of such earlier closing time, rather than as of 4:00 p.m.

         Trustee and Officer Liability. Under the Trust's Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees and agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims and expenses arising from any threatened, pending or completed action, suit or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees or agents of the Trust, subject to the limitations of the 1940 Act which prohibit indemnification which would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

         Independent Auditors. KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, are the independent auditors of the Trust. The independent auditors are responsible for auditing the financial statements and prepare the tax returns of the Funds and the other series of the Trust (including the Portfolio). The selection of the independent auditors is approved annually by the Board of Trustees.

         Custodian. U.S. Bank National Association, U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as custodian of the Trust's assets and maintains custody of the cash and investments of the Funds and the Portfolio. Cash held by the custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits (presently, $100,000).

         Shareholder Reports. Shareholders of the Trust are kept fully informed through annual and semi-annual reports showing diversification of investments, securities owned and other information regarding the activities of the Funds. The financial statements of the Funds and the Portfolio are audited each year by the Trust's independent auditors.

         Legal Counsel. Schulte Roth & Zabel LLP, New York, New York, serves as counsel to the Trust.

         Registration Statement. This Statement of Additional Information and the Prospectuses of the Funds do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

         Financial Statements. The statement of assets and liabilities of Liquid Asset Fund and the portfolio of its investments as of October 31, 1997, and the related statements of operations and changes in net assets, together with the notes to financial statements and the report of independent auditors, all as set forth in the Trust's 1997 Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information. No other information or statement contained in the Annual Report, other than those referred to above, is incorporated by reference or is a part of this Statement of Additional Information.

         A copy of the most recent annual report of the Trust accompanies this Statement of Additional Information.

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                             MONEY MARKET PORTFOLIO

                                      NOTE:

         The following portions of this Post-Effective Amendment to the Registration Statement (Part A and Part B) relate to two new series of Registrant known as the U.S. Government Money Market Portfolio and the Money Market Portfolio and are being filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended, and not pursuant to the Securities Act of 1933 (the "1933 Act"). Shares of the U.S. Government Money Market Portfolio and the Money Market Portfolio (collectively, the "Portfolios") are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, shares of the Portfolios.

                                     PART A

         Responses to Items 1, 2, 3 and 5A of this Part A have been omitted pursuant to paragraph 4 of Instruction F of the General Instructions to Form N-1A.

         Item 1. Not applicable.

         Item 2. Not applicable.

         Item 3. Not applicable.

         Item 4. General Description of Registrant.

         Cadre Institutional Investors Trust (the "Trust") is a diversified, open-end management investment company that was organized as a trust under the laws of the State of Delaware pursuant to a Certificate of Trust dated June 27, 1995, as amended June 30, 1997. The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value. The Trust currently has four authorized series of shares representing shares of the following investment portfolios: Liquid Asset Portfolio; Institutional Cash Portfolio; U.S. Government Money Market Portfolio; and Money Market Portfolio.

         Shares of the U.S. Government Money Market Portfolio and the Money Market Portfolio (collectively, the "Portfolios") will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Investments in the Portfolios may be made only by other series of the Trust, other registered investment companies and other collective investment vehicles which are authorized under their investment policies and applicable laws and regulations to purchase shares of the Portfolios. Such investors must be "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, shares of the Portfolios.

         Information regarding each Portfolio's investment objective, the kinds of securities in which it principally invests, other investment practices, and risk factors associated with an investment in that Portfolio is set forth below. Additional information concerning other investment techniques and features and limitations concerning the Portfolios' investment programs is contained in Part B.

         The Portfolios. The investment objective of each Portfolio is to seek high current income, consistent with preservation of capital and maintenance of liquidity. The Portfolios pursue this objective in the manner described below. Each Portfolio maintains a dollar-weighted average maturity of 90 days or less, and invests only in securities having remaining maturities of 397 days or less. All investments of the Portfolios will be U.S. dollar denominated. In addition, all securities purchased by the Portfolios, including repurchase agreements, must be of high quality and be determined by the Cadre Financial Services, Inc., the Portfolios' investment adviser (the "Investment Adviser"), to present minimal credit risks pursuant to procedures adopted by the Board of Trustees of the Trust.

         The Portfolios may invest in certain variable and floating rate securities, as described below, but do not invest in any other securities commonly known as derivatives.

         The investment objective of each Portfolio may be changed without the approval of investors in the Portfolio, but not without written notice thereof to the investors in the Portfolio at least 30 days prior to implementing the change. No assurance can be given that a Portfolio will achieve its investment objective.

         Money Market Portfolio. The Money Market Portfolio invests in short-term debt securities, including: debt obligations issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government ("Government Securities"); certificates of deposit, time deposits, bankers' acceptances and other obligations issued by domestic banks; commercial paper and other obligations of domestic corporations; and repurchase agreements with respect to the foregoing types of securities. The Portfolio may invest more than 25% of the value of its net assets in obligations of domestic banks. The Portfolio does not invest in obligations of foreign banks or their U.S. branches.


         Investments purchased by the Money Market Portfolio must be rated in the highest rating category for debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if the instrument is rated by only one such organization), or, if unrated, be of comparable quality as determined in accordance with procedures established by the Trust's Board of Trustees. NRSROs currently rating instruments of the type the Money Market Portfolio may purchase are Moody's Investors Services, Inc., Standard & Poor's Ratings Group, Duff & Phelps Crediting Rating Co., Fitch Investors Service, L.P., IBCA Limited and IBCA Inc., and Thomson Bank Watch, Inc.


         U.S. Government Money Market Portfolio. The U.S. Government Money Market Portfolio invests in Government Securities and repurchase agreements collateralized by Government Securities.

         Government Securities. Government Securities include obligations that are issued by the U.S. Treasury. These obligations, which include Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. government. Government Securities also include obligations issued by federal agencies and instrumentalities ("Agency Securities"). Certain Agency Securities, such as the Export-Import Bank of the United States, the General Services Administration, the Government National Mortgage Association, and the Small Business Administration, are backed by the full faith and credit of the U.S. government. Other Agency Securities, such as obligations of the Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association, are backed by the right of the issuer to borrow from the U.S. Treasury under certain circumstances or are backed by the credit of the agency or instrumentality issuing the obligation. These types of Agency Securities are not deemed direct obligations of the United States, and therefore involve more risk than obligations which are backed by the full faith and credit of the U.S. government.

         Repurchase Agreements. A repurchase agreement involves the purchase of a security by a Portfolio with an agreement by the seller of the security to repurchase it from the Portfolio at a mutually agreed upon day and price, frequently the next business day. The resale price is in excess of the purchase price and reflects the rate of return earned by the Portfolio. The maturities of repurchase agreements entered into by a Portfolio normally do not exceed seven days. However, a Portfolio may enter into a repurchase agreement maturing in more than seven days provided that not more than 10% of the Portfolio's net assets would, as a result, be invested in repurchase agreements having maturities in excess of seven days and under which the Portfolio also does not have the right to repayment within seven days. Repurchase agreements will at all times be fully collateralized by their underlying securities ("collateral") in an amount at least equal to the purchase price plus accrued interest, marked to market daily. The collateral for repurchase agreements is held by the Trust's custodian (or a subcustodian) and is required to consist of investments of the type in which the Portfolio is authorized to invest (without regard to the maturity of such obligations). If the seller defaults and the value of the collateral securing a repurchase agreement declines, a Portfolio may incur a loss. The Portfolios, however, enter into repurchase agreements only with banks or primary dealers designated as such by the Federal Reserve Bank of New York and which have been determined by the Investment Adviser to present minimal credit risk in accordance with guidelines established by the Board of Trustees of the Trust.

         Variable and Floating Rate Securities. Securities purchased by the Portfolios may include variable and floating rate securities. The interest rates payable on these securities are adjusted either at predesignated intervals or whenever there is a change in an established benchmark rate of interest, and, upon reset, the market value approximates par. These securities may also have a demand feature under which the Portfolio can demand repayment of principal on specified dates or after giving specified notice. The Portfolios only purchase variable and floating rate securities that are eligible for purchase by money market funds under applicable regulations, and therefore do not purchase securities such as inverse floaters, range floaters, COFI floaters, capped floaters or dual index floaters. In determining the maturities of securities and calculating a Portfolio's dollar-weighted average portfolio maturity, variable rate

Government Securities are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Floating rate Government Securities with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Although all securities purchased the Portfolios will have stated maturities of 397 days or less, adjustable rate securities and securities subject to a demand feature, may be deemed to have maturities which are shorter than their stated maturity dates, pursuant to procedures adopted by the Board of Trustees of the Trust.


         When-Issued and Delayed Delivery Securities. The Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold with payment and delivery taking place as much as a month or more in the future. The transactions are used to secure an advantageous price and yield at the time of entering into the transactions. However, the value of securities purchased on a when-issued basis is subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.

         Borrowings. The Portfolios do not borrow for purposes of making investments (a practice known as "leverage"). However, they each may borrow money from banks in an amount not exceeding one-third of the value of the Portfolio's total assets (calculated at the time of the borrowing), for temporary extraordinary or emergency purposes. The Portfolios may pledge their assets to secure these borrowings. Additional investments will not be made by a Portfolio while it has any borrowings outstanding.

         Bank Obligations (Money Market Portfolio Only). The Money Market Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances and other obligations issued by domestic banks. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Bank obligations also include obligations that are uninsured, direct obligations bearing fixed, floating or variable interest rates.

         Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and the financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending obligations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit or guarantee.

         To the extent the investments of the Money Market Portfolio may be concentrated in bank obligations, the Portfolio will have correspondingly greater exposure to these risk factors.


         COMMERCIAL PAPER AND OTHER CORPORATE OBLIGATIONS (MONEY MARKET PORTFOLIO ONLY). The Money Market Portfolio may purchase commercial paper and other short-term obligations of domestic corporations. Commercial Paper is an unsecured promissory note issued to finance short-term credit needs of a corporation. The other corporate obligations in which the Portfolio may invest consist of bonds, notes (including variable amount master demand notes) and other corporate debt which has a remaining maturity of 397 days or less.

         Participation Interests (Money Market Portfolio Only). The Money Market Portfolio may purchase from financial institutions participation interests in securities of the type in which the Portfolio may directly invest. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by Government Securities, or, in the case of unrated participation interests, the Investment Adviser must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. For certain participation interests, the Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the security, plus accrued interest. As to these instruments, the Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

         Asset-Backed Securities (Money Market Portfolio Only). The Money Market Portfolio may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

         Investment Restrictions. Each Portfolio is subject to various additional restrictions on its investments. Certain of these restrictions are deemed fundamental policies and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). See response to Item 13 of Part B. The Trust will provide written notice to investors in a Portfolio of any change in the investment policies or restrictions of that Portfolio at least 30 days prior to implementing the change.

         Illiquid Investments. The Money Market Portfolio may invest up to 10% of its net assets in illiquid investments, including repurchase agreements having maturities of more than seven days. The U.S. Government Money Market Portfolio may not purchase any illiquid securities, except that it may invest up to 10% of its net assets in repurchase agreements maturing in more than seven days. Illiquid investments may include restricted securities which are issued in private placement transactions and may not be resold without registration under the Securities Act of 1933 (the "1933 Act") or an applicable exemption from such registration. The absence of a trading market for illiquid securities can make it difficult to ascertain a market value for those investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible to sell the promptly at an acceptable price. Restricted securities eligible for resale in exempt transactions pursuant to Rule 144A under the 1933 Act will not be considered to be illiquid if the securities have been determined to be liquid by the Investment Adviser pursuant to procedures adopted by the Board of Trustees.

         Investment Characteristics. The U.S. Government Money Market Portfolio invests solely in short-term Government Securities, and repurchase agreements collateralized by such securities. The Money Market Portfolio invests in various types of high quality short-term debt obligations. Shares of the Portfolios are not insured or guaranteed by the U.S. government or any government agency. The return on an investment in the Portfolios will increase or decrease in response to changes in short-term market interest rates. The market value of a Portfolio's investments will fluctuate, with investments increasing in value as interest rates fall and decreasing in value as interest rates rise. However, the Portfolios expect to value their investments at amortized cost. As a result, any change in the market value of an investment will not generally be reflected in the value at which a Portfolio carries the investment. Although the Money Market Portfolio limits its purchases of investments to those that satisfy certain credit quality standards, the issuer of an obligation held by the Portfolio could default on its obligation to pay interest or to repay principal. In such event, investors in the Portfolio could suffer a loss.

         Virtually all portfolio transactions for the Portfolios will be effected on a principal basis with issuers, underwriters or dealers serving as primary market-makers.

         Item 5. Management of the Trust.

         The Board of Trustees of the Trust is responsible for supervising the operations and affairs of the Trust and the Portfolios. The Trust's officers, who are all officers or employees of the Investment Adviser, are responsible for the daily management and administration of the operation of the Portfolios.

         Investment Adviser. The Investment Adviser, Cadre Financial Services, Inc., 905 Marconi Avenue, Ronkonkoma, New York 11779, is a wholly-owned subsidiary of Ambac Capital Corporation which, in turn, is a wholly-owned subsidiary of Ambac Financial Group, Inc. ("Ambac"). Through its subsidiaries, Ambac is a leading insurer of municipal and structured finance obligations and a provider of investment contracts, and investment advisory and administration services to state municipalities and municipal authorities. Ambac is a publicly held company whose shares are traded on the New York Stock Exchange.

         As of [           ], 1998, the Investment Adviser provided investment
management services to [20] investment accounts and had aggregate assets under management in excess of $[2] billion. In addition, through its subsidiaries, Ambac manages its own investment portfolios of approximately $[5] billion.

         Subject to overall supervision of the Board of Trustees, the Investment Adviser is responsible for managing the assets of the Portfolios in accordance with their respective investment objectives and policies. The Investment Adviser formulates a continuing investment program and makes all decisions regarding securities to be purchased or sold for each Portfolio. In addition, the Investment Adviser provides all necessary administrative services to the Portfolios, and furnishes, without expense to the Portfolios, the services of its personnel to serve as officers and Trustees of the Trust. The Portfolios each pay the Investment Adviser a monthly fee generally computed at the annual rate of 0.06% of the Portfolio's average daily net assets during the month.

         Shareholder Accounting and Custody Services. The Investment Adviser is responsible for maintaining records of the ownership of shares of the Portfolios and for determining the daily net asset values of the Portfolios. U.S. Bank National Association, U.S. Bank Place, 601 Second Avenue, Minneapolis, Minnesota 55402, maintains custody of the investments of the Portfolios.

         Portfolio Expenses. Each Portfolio pays all of its expenses, including but not limited to: the fees of the Investment Adviser; the fees and expenses of the Trust's independent auditors, legal counsel and custodian; taxes; brokerage fees and commissions; interest; costs incident to meetings of Trustees and the filing of reports with regulatory bodies and the maintenance of the Trust's legal existence; the fees and expenses of non-interested Trustees of the Trust; and any extraordinary expenses of a non-recurring nature. General expenses incurred by the Trust which are not allocable to any specific series of the Trust, including certain of the expenses noted above, are allocated to all series of the Trust, including the Portfolios, in a manner deemed fair and equitable by the Board of Trustees in its sole discretion.

         Item 5A. Not applicable.

         Item 6. Capital Stock and Other Securities.

         As noted above, the Trust is a Delaware business trust organized pursuant to a Certificate of Trust dated June 27, 1995, as amended June 30, 1997, and is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. The Board of Trustees has the power to establish additional series of shares, representing interests in separate investment portfolios and, subject to applicable laws and regulations, to issue two or more classes of shares of each series. Shares of each class and series, including shares of the Portfolios, are issued fully paid and non-assessable, and have no preemptive or conversion rights.

         Shareholders of the Trust are entitled to vote on the election of Trustees and the ratification of the Trust's independent auditors when those matters are voted upon at a meeting of shareholders of the Trust. Investors in each Portfolio are entitled to vote, as a separate class, on certain other matters affecting that Portfolio. Each share of a Portfolio is entitled to that number of votes which equals the net asset value of such share when and to the extent a matter is voted on by investors in the Portfolio as a separate class. Shares of a Portfolio held by another series of the Trust will not be entitled to vote on matters being voted on by all shareholders of the Trust as a single class (such as the election of Trustees) because the shareholders of the other series will have the right to vote with respect to such matters. All shares of the Trust have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so.

         Under Delaware law, an investor in the Portfolios could, under certain circumstances, be held personally liable for the obligations of the Trust but only to the extent of the investor's investment. However, the Trust's Declaration of Trust disclaims liability of such persons and the Trustees and officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The risk of an investor in a Portfolio incurring financial loss on account of being an investor is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote.

         Annual meetings of shareholders of the Trust will not be held except as required by the 1940 Act or other applicable law. A meeting will be held on the removal of a Trustee or Trustees of the Trust if requested in writing by holders of not less than 10% of the outstanding shares of the Trust.

         Investor inquiries should be directed to the Investment Adviser.

         The net income of each Portfolio is determined each day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank of New York is open (each, a "Business Day"). This determination is made once each day as of 4:00 p.m. (Eastern time), except on days for which the Public Securities Association (the "PSA") recommends an early closing of the U.S. government securities markets when the net asset value will be computed as of such earlier closing time. All the net income of each Portfolio is allocated pro rata and distributed as dividends to investors in the Portfolio at the time of this determination.

         For this purpose, the net income of each Portfolio consists of (i) all income accrued, less amortization of any premium, on the Portfolio's assets, less (ii) all actual and accrued expenses of the Portfolio, in each case determined from the time of the immediately preceding net income determination and computed in accordance with generally accepted accounting principles. Interest income includes discount earned (including original issue discount and market discount) on discount paper, accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Portfolio.

         The assets, income and distributions of the Portfolios will be managed so that an investor in the Portfolio that is subject to taxation under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and invests all of its investable assets in a Portfolio, will be able to meet the requirements of Subchapter M.

         The Portfolios will elect to be taxed as partnerships for federal income tax purposes and therefore will not be subject to any income tax. However, each investor in a Portfolio will be deemed to have received its share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's ordinary income and capital gains in determining its own federal income tax liability, if any. The determination of such share will be made in accordance with the Code.

         Item 7. Purchase of Securities.

         Shares of the Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investments in the Portfolios may only be made by other series of the Trust, other registered investment companies and other collective investment vehicles which are authorized under their investment policies and applicable laws and regulations to purchase shares of the Portfolios. Shares may be purchased only by "accredited investors" as defined by Regulation D under the 1933 Act.

         No sales load or other charge is imposed in connection with investments in the Portfolios. All investments in a Portfolio are made at the net asset value of per share of that Portfolio next determined after an order to purchase shares is received by the Portfolio. Net asset value is computed as of 4:00 p.m. (Eastern time) on each Business Day, except on days for which the PSA recommends an early closing of the U.S. government securities markets when the net asset value will be computed as of such earlier closing time. Investments must be made in federal funds (i.e., monies credited to its custodian bank by a Federal Reserve bank).

         There are no minimum initial or subsequent investment requirements imposed by the Portfolios. However, each Portfolio reserves the right to reject any purchase order and to modify or suspend the continuous offering of its shares.

         Each Portfolio's net asset value per share is determined by subtracting the Portfolio's liabilities (including accrued expenses) from the total value of its investments and other assets and dividing the result by the total number of shares of the Portfolio outstanding. For purposes of calculating net asset value and net asset value per share, each Portfolio's investments are valued using the "amortized cost" method of valuation. This method involves valuing each investment at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost valuation provides certainty in valuation, but may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the investment. Use of this valuation method is designed to permit the Portfolios to maintain stable net assets values per share of $1.00. There can be no assurance, however, that either Portfolio will be able to maintain a stable net asset value per share. The amortized cost method of valuation will not be used to value an investment held by a Portfolio if the Board of Trustees determines that such method does not constitute the "fair value" of such investment.

         Item 8. Redemption or Repurchase

         An investor may redeem all or any portion of its shares of a Portfolio at any time at the net asset value per share of the Portfolio next computed after the receipt by the Portfolio of a redemption request in proper form. Redemption proceeds will be paid in federal funds normally on the day the redemption request is received, but in any event within seven days, absent certain unusual circumstances as described below in Item 19 of Part B.

         Item 9. Pending Legal Proceedings

         Not applicable.

                                     PART B

         Item 10. Cover Page

         Not applicable

         Item 11. Table of Contents

                                                                          Page


General Information and History.........................................   15
Investment Objectives and Policies......................................   15
Management of the Trust.................................................   22
Control Persons and Principal Holders of Securities.....................   25
Investment Advisory and Other Services..................................   25
Brokerage Allocation and Other Practices................................   27
Capital Stock and Other Securities......................................   28
Purchase, Redemption and Pricing of Securities Being Offered............   29
Tax Status..............................................................   31
Underwriters............................................................   32
Calculation of Performance Data.........................................   32
Financial Statements....................................................   33


         Item 12. General Information and History

         Not applicable.

         Item 13. Investment Objectives and Policies.

         The investment objective of each Portfolio is high current income, consistent with preservation of capital and maintenance of liquidity. This section provides additional information regarding the types of investments that may be made by the Portfolios and the investment practices in which each Portfolio may engage.

         Bank Obligations (Money Market Portfolio Only). Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Money Market Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending upon the principal amount of the CDs of each bank held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

         Government, Treasury and Agency Securities. Each Portfolio invests in short-term debt securities that are issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government ("Government Securities"), and repurchase agreements collateralized by Government Securities.

         These securities include obligations issued by the U.S. Treasury ("Treasury Securities"), including Treasury bills, notes and bonds. These are direct obligations of the U.S. government and differ primarily in their rates of interest and the length of their original maturities. Treasury Securities are backed by the full faith and credit of the U.S. government. Government Securities include Treasury Securities as well as securities issued or guaranteed by the U.S. government or its agencies and instrumentalities ("Agency Securities"). As described in Part A, Agency Securities are in some cases backed by the full faith and credit of the U.S. government. In other cases, Agency Securities are backed solely by the credit of the governmental issuer. Certain issuers of Agency Securities have the right to borrow from the U.S. Treasury, subject to certain conditions. Government Securities purchased by a Portfolio may include variable and floating rate securities, which are described in Part A.

         Repurchase Agreements. As discussed in Part A, the Portfolios may enter into repurchase agreements. A repurchase agreement, which may be viewed as a type of secured lending by a Portfolio, involves the acquisition by the Portfolio of a security from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future. The Portfolio will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities that are purchased by the Portfolio through repurchase agreements are not subject to any limitation as to maturity. A Portfolio may enter into repurchase agreements maturing in more than seven days. However, a Portfolio may not enter into such a repurchase agreement if, as a result, more than 10% of the value of its net assets would be invested in (i) repurchase agreements under which the Portfolio does not have the right to obtain repayment in seven days or less, and (ii) in the case of the Money Market Portfolio, which may purchase illiquid investments, other illiquid investments.

         Because repurchase agreements involve certain risks not associated with direct investment in securities, the Trust follows procedures designed to minimize these risks. These procedures include requirements that the Investment Adviser effect repurchase transactions only with banks or primary dealers designated as such by the Federal Reserve Bank of New York, and that the bank or dealer has been determined by the Investment Adviser to present minimal credit risk in accordance with guidelines established and monitored by the Board of Trustees of the Trust. In addition, the collateral underlying a repurchase agreement is required to be held by the Trust's custodian (or a subcustodian) in a segregated account on behalf of the respective Portfolio. The collateral is marked to market daily and required to be maintained in an amount at least equal to the repurchase price plus accrued interest. In the event of a default or bankruptcy by a selling financial institution, the Trust will seek to liquidate the collateral. However, the exercise of the Trust's right to liquidate collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, a Portfolio will suffer a loss.

         When-Issued and Delayed Delivery Securities. As noted in Part A, the Portfolios may purchase and sell securities on a when-issued or delayed delivery basis. These transactions arise when a Portfolio purchases or sells a security, with payment and delivery taking place in the future beyond the normal settlement period. A transaction of this type will be effected in order to secure for the Portfolio an attractive price or yield at the time of entering into the transaction. When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains fully invested at a time during which when-issued or delayed delivery purchases are outstanding, such purchases will result in a form of leverage. When a Portfolio enters into purchase transactions of this type, the Trust's custodian maintains, in a segregated account for the Portfolio, cash and debt obligations held by the Portfolio and having a value equal to or greater than the Portfolio's purchase commitments. When a Portfolio has sold a security on a when-issued or delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the counterparty fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. When a Portfolio enters into a sales transaction of this type, the Trust's custodian segregates the securities sold on a delayed delivery basis to cover the Portfolio's settlement obligations.

         Asset-Backed Securities (Money Market Portfolio Only). Asset-backed securities may be purchased by the Money Market Portfolio. These securities may include securities such as Certificates for Automobile Receivables ("CARS") and Credit Card Receivable Securities in "(CARDS"), as well as other asset-backed securities that may be developed in the future. CARS represent fractional interests in pools of car installment loans, and CARDS represent fractional interests in pools of revolving credit card receivables. The rate of return on asset-backed securities may be affected by early prepayment of principal on the underlying loans or receivables. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables.

         Asset-backed securities represent fractional interest in pools of retail installment loans, both secured (such as CARS) and unsecured, or leases or revolving credit receivables, both secured and unsecured (such as CARDS). These assets are generally held by a trust and payments or principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

         Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the Money Market Portfolio because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Money Market Portfolio may invest in other asset-backed securities that may be developed in the future.

         Investment Characteristics. In managing each Portfolio, the Investment Adviser attempts to balance the Portfolio's goal of seeking high income with its goal of seeking to preserve capital. For this reason, a Portfolio does not necessarily invest in securities offering the highest available yields. The maturities of the securities purchased by a Portfolio and a Portfolio's average portfolio maturity will vary from time to time as the Investment Adviser deems consistent with the Portfolio's investment objective and the Investment Adviser's assessment of risks, subject to applicable limitations on the maturities of investments and dollar-weighted average portfolio maturity.

         When market rates of interest increase, the market value of debt obligations held by a Portfolio will decline. Conversely, when market rates of interest decrease, the market value of obligations held by a Portfolio will increase. Debt obligations having longer maturities generally pay higher rates of interest, but the market values of longer term obligations can be expected to be subject to greater fluctuations from general changes in interest rates than shorter term obligations. These changes will cause fluctuations in the daily amount of a Portfolio's net income and, in extreme cases, changes in interest rates could cause the net asset value per share of a Portfolio to decline. In the event of unusually large redemption demands, securities may have to be sold by a Portfolio at a loss prior to maturity or a Portfolio may have to borrow money and incur interest expense. The Investment Adviser seeks to manage investment risk by purchasing and selling investments for the Portfolios consistent with its best judgment and expectations regarding anticipated changes in interest rates. However, there can be no assurance that a Portfolio will achieve its investment objective.

         Investment Ratings (Money Market Portfolio Only). Corporate obligations purchased by the Money Market Portfolio must at the time of purchase meet certain ratings requirements, as described in Part A. The commercial paper, bond and other short- and long-term rating categories that satisfy these ratings requirements which have been established by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff"), IBCA Limited and IBCA Inc. ("IBCA"), and Thomson Bank Watch, Inc. ("BankWatch"), are as follows:

         Commercial Paper and Short-Term Ratings:

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment.

         The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

         The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment.

         The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment.

         Bond and Long-Term Ratings:

         Bonds rated AAA by S&P are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest.

         Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group, they comprise what are generally known as high-grade bonds.

         Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

         Bonds rated AAA by Duff are considered by Duff to be of the highest credit quality. The risk factors are negligible, being only slightly more than U.S. Treasury debt.

         Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

         In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.

         Investment Restrictions. Each Portfolio is subject to a variety of investment restrictions. Certain of these restrictions are deemed fundamental, and may not be changed without the approval of the holders of a majority of that Portfolio's outstanding voting securities. A "majority of the outstanding voting securities" of a Portfolio for this purpose means the lesser of (i) 67% of the shares of the Portfolio represented at a meeting at which holders of more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares of the Portfolio. As fundamental investment restrictions, a Portfolio may not:

         (1) Purchase a security, other than a Government Security, if as a result of such purchase, more than 5% of the value of the Portfolio's assets would be invested in the securities of any one issuer, or the Portfolio would own more than 10% of the voting securities, or of any class of securities, of any one issuer. (For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.)

         (2) Purchase a security, other than a Government Security, if as a result of such purchase 25% or more of the value of the Portfolio's total assets would be invested in the securities of issuers engaged in any one industry; except that the Money Market Portfolio may invest more than 25% of the value of its net assets in obligations of domestic banks (and of U.S. branches of foreign banks, but only if the Money Market Portfolio is permitted by its then current investment policies to purchase obligations of U.S. branches of foreign banks).

         (3) Issue senior securities as defined by the 1940 Act or borrow money, except that the Portfolio may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to one-third of the value of its total assets (calculated at the time of the borrowing). A Portfolio may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit a Portfolio from purchasing or selling securities on a when-issued or delayed delivery basis, or entering into repurchase agreements.

         (4) Purchase or sell commodities or commodity contracts, or real estate or interests in real estate (including limited partnership interests), except that the Portfolio, to the extent not prohibited by other investment policies, may purchase and sell securities of issuers engaged in real estate activities and may purchase and sell securities secured by real estate or interests therein.

         (5) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed to be an underwriter under the 1933 Act.

         (6) Make loans of money or securities, except through the purchase of permitted investments, including repurchase agreements and, if permitted under the investment policies of the Portfolio then in effect, through loans of portfolio securities in an amount not to exceed 33 1/3% of the value of the Portfolio's total assets. (The investment policies of the Portfolios do not currently permit loans of portfolio securities.)

         (7) Make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

         (8) Pledge, hypothecate, mortgage or otherwise encumber the Portfolio's assets, except as may be necessary to secure permitted borrowings. (Collateral and other arrangements incident to permissible investment practices are not deemed to be subject to this restriction.)

         Each Portfolio has the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees, without a vote of investors. Under these restrictions, a Portfolio may not:

         (1) Make investments for the purpose of exercising control or management of another company.

         (2) Participate on a joint or joint and several basis in any trading account in securities.

         (3) With respect to U.S. Government Money Market Portfolio, purchase any illiquid securities, except that the Portfolio may invest in repurchase agreements maturing in more than seven days provided that the Portfolio may not enter into such a repurchase agreement if more than 10% of the value of the Portfolio's net assets would, as a result, be invested in repurchase agreements under which the Portfolio does not have the right to obtain repayment in seven days or less.

         (4) With respect to the Money Market Portfolio, purchase any illiquid securities, including repurchase agreements maturing in more than seven days, if as a result more than 10% of the value of the Portfolio's net assets would be invested in illiquid securities and such repurchase agreements under which the Portfolio does not have the right to obtain repayment in seven days or less.

         (5) Invest in oil, gas or other mineral leases, rights, royalty contracts, or exploration or development programs.

         (6) Invest in warrants or rights.

         (7) Purchase the securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         Unless otherwise specified, all percentage and other restrictions, requirements and limitations on investments set forth above and elsewhere in Part B, and those set forth in Part A, apply immediately after purchase of an investment, and subsequent changes and events do not constitute a violation or require the sale of any investment by a Portfolio.

         Item 14. Management of the Trust.

         The Board of Trustees of the Trust has the overall responsibility for monitoring the operations of the Trust and the Portfolios and supervising the services provided by the Investment Adviser and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Portfolios.

    Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years.

     NAME, POSITION WITH TRUST, AGE        PRINCIPAL OCCUPATIONS
               AND ADDRESS                DURING LAST FIVE YEARS


     *William T. Sullivan, Jr.      Chairman and Chief Executive Officer,
     Trustee, Chairman, CEO and     Cadre Financial Services, Inc. and Cadre
     President, 52                  Securities, Inc. (brokerage services)



     *David L. Boyle                Vice Chairman of Ambac Financial
     Trustee, 51                    Group, Inc. Prior to joining Ambac,
     Ambac Financial Group, Inc.    Managing Director
     One State Street               of Worldwide Services,
     New York, New York 10004       Citibank, N.A.



     Donald Gray                    Director of Finance, City of New London
     Trustee, 48                    Executive Director, New England
     Director of Finance            States Government

     City of New London             Finance Officers Association
     181 State St.
     New London, CT 06320


     Donald W. Green                Chief Financial Officer, Managing Director
     Trustee, 54                    and Director, PlanEcon, Inc. (economic
     305 Hartford Road              consulting and publications); formerly, from
     South Orange, New Jersey       1988 to 1991, Executive Vice President
     07079                          and Director, The Mercator Corporation
                                    (financial advisory and merchant banking)




     *C. Roderick O'Neil            Chairman, O'Neil Associates (investment
     Trustee, 67                    and financial consulting firm); Director,
     375 Park Avenue                Ambac Financial Group, Inc., AMBAC
     Suite 2602                     Assurance Corporation, Fort Dearborn
     New York, New York  10152      Income Securities, Inc. and Beckman
                                    Instruments, Inc.; Trustee,  Memorial
                                    Drive Trust (finance)



     Russell E. Galipo              Vice President and Manager of Shawmut
     Trustee, 65                    Bank CT., N.A. from 1973 to 1994
     4538 Alpine Drive
     Lakeland, Florida  33801-0502



     William J. Reynolds            Retired
     Trustee, 74
     51 Fox Run Court
     Newington, CT 06111



     Brian G. Clarke                Vice President and Controller of Cadre
     Treasurer, 37                  Financial Services, Inc.; formerly, from
                                    1994 to 1995, Group Manager, Kidder Peabody
                                    & Co., Inc.; prior thereto, from 1991 to 1994 Controller, Swiss Bank Investment
                                    Banking, Inc.



     William M. Sullivan, Esq.      General Counsel of Cadre Financial
     Secretary, 30                  Services, Inc. and Cadre
                                    Securities, Inc.



     Linda Cassesse                 Registration Manager of Cadre Financial
     Assistant Secretary, 45        Services, Inc. and Cadre Securities
                                    Inc.; from 1995 to 1997 assisted New York
                                    City Marshall Henry Daley; 1990 to 1995
                                    Registration Manager Lanborn Asset
                                    Management.


--------------------
* Trustee who is an "interested person" of the Trust, as defined in the 1940
  Act.

         Except as otherwise indicated above, the address of each Trustee and officer of the Trust is 905 Marconi Avenue, Ronkonkoma, New York 11779. Mr. Sullivan, Mr. Boyle, and Mr. O'Neil are Trustees who are "interested persons" of the Trust, as defined in the 1940 Act, by virtue of their affiliations with the Investment Adviser and/or companies affiliated with the Investment Adviser.

         Trustees, other than Independent Trustees who are affiliated with investors in other series of the Trust or with investors in the Portfolios (which investors are not other series of the Trust) and other than Trustees who are employees of the Investment Adviser or one of its affiliated companies, are paid fees by the Trust. Such Trustees are paid an annual retainer of $5,000 and receive an attendance fee of $750 for each meeting of the Board of Trustees they attend. If such Trustees serve as members of the Audit Committee they receive an attendance fee of $750 for each Audit Committee meeting they attend, with the Chairman of the Audit Committee receiving an additional $1,000 annual fee. The Audit Committee is comprised of the Independent Trustees. Officers of the Trust receive no compensation from the Trust. All Trustees who are not employees of the Investment Adviser or its affiliated companies are reimbursed for reasonable out-of-pocket expenses incurred in connection with the performance of their responsibilities, including travel related expenses. As of the date of this Statement of Additional Information, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Trust and each Portfolio.

         The following table sets forth certain information regarding the compensation received by the Trustees of the Trust for the fiscal year ended October 31, 1997.

                               COMPENSATION TABLE*


                                          AGGREGATE        PENSION OR RETIREMENT       TOTAL COMPENSATION
                                        COMPENSATION     BENEFITS ACCRUED AS PART      FROM TRUST PAID TO
                NAME OF PERSON           FROM TRUST          OF FUND EXPENSES               TRUSTEES

          William T. Sullivan, Jr.        $     0             $     0                      $     0

          Donald W. Green                 $ 8,750             $     0                      $ 8,750

          Eugene J. McDonald*             $ 6,750             $     0                      $ 6,750

          C. Roderick O'Neil              $ 8,750             $     0                      $ 8,750

          W. Dayle Nattress*              $     0             $     0                      $     0

          Stephen A. Attanasio*           $     0             $     0                      $     0

          Russell E. Galipo               $ 6,250             $     0                      $ 6,250

*Eugene J. McDonald resigned as a Trustee, effective September 18, 1997, W. Dayle Nattress resigned as a Trustee, effective February 26, 1997, and Stephen
A. Attanasio resigned as a Trustee, effective May 27, 1997. Mr. Attanasio, who was appointed to replace Mr. Nattress as a

Trustee, was replaced by William T. Sullivan, Jr., who was appointed on May 27, 1997 by the Board of Trustees to fill the vacancy created by Mr. Attanasio's resignation.

         Item 15. Control Persons and Principal Holders of Securities.


         As of the date of this Part B, no shares of either of the Portfolios were outstanding. The following entities owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of the Trust as of March 31, 1998, through the ownership of shares of the Liquid Asset Fund, the only series of the Trust's shares outstanding on such date:






Ambac Financial Group, Inc.                                  3.84%(1)
One State Street Plaza
New York, New York



City of New Britain                                         21.64%
7 West Main Street
New Britain, Connecticut 06051



City of Waltham                                              6.21%
610 Main Street
Waltham, Massachusetts 02154



City of Quincy                                               9.87%
1305 Hancock Street
Quincy, Massachusetts 02169



Town of Suffield                                              7.5%
83 Mountain Road
Suffield, CT 06078



City of Fort Walton Beach                                    5.66%
P.O. Box 4009
Fort Walton Beach, FL 32549-4009





(1) Shares held by subsidiaries, including Ambac Capital Corporation.

(2) Shares held by subsidiaries.

         Item 16. Investment Advisory and Other Services.

         The Investment Adviser, a Delaware corporation, with offices at 905 Marconi Avenue, Ronkonkoma, New York 11779, is a wholly-owned subsidiary of Ambac Capital

Corporation which, in turn, is a wholly-owned subsidiary of Ambac Financial Group, Inc. ("Ambac"). Through its subsidiaries, Ambac is a leading insurer of municipal and structured finance obligations and a provider of investment contracts, and investment advisory and administration services to state municipalities, and municipal authorities. Ambac is a publicly held company whose shares are traded on the New York Stock Exchange.

         Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement with the Trust dated _______________, 1998 (the "Agreement"), the Investment Adviser manages the investment of each Portfolio's assets and places orders for the purchase and sale of investments for the Portfolios. The Investment Adviser also provides or furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary to render the services under the Agreement. In addition, the Investment Adviser provides all necessary administrative services to the Portfolio, and pays the salaries of officers of the Trust and any fees and expenses of Trustees of the Trust who are also officers, directors or employees of the Investment Adviser, or who are officers or employees of any company affiliated with the Investment Adviser, and bears the cost of telephone service, heat, light, power and other utilities associated with the services it provides. As compensation for services rendered and expenses assumed by the Investment Adviser, the Agreement provides for the payment by each Portfolio of a monthly fee to the Investment Adviser, which fees are calculated daily and computed at the annual rate of 0.06% of the net assets of each Portfolio.

         The Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Trust, the Portfolios or shareholders of the Trust for any act or omission by the Investment Adviser or for any losses sustained by the Trust, the Portfolios or shareholders of the Trust. The Agreement in no way restricts the Investment Adviser from acting as investment adviser to others.

         The Agreement was approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees, who are not parties to the Agreement or interested persons of the Investment Adviser, for an initial term expiring ____________, 2000 at a meeting held in person on _____________, 1998.
The Agreement was also approved by the shareholders of Liquid Asset Fund on __________, 1998. (Liquid Asset Fund was the sole operating series of the Trust as of such date and intends to invest all of its investable assets in the U.S. Government Money Market Portfolio.) The Agreement may be continued in effect from year to year with respect to a Portfolio after its initial term upon the approval of the holders of shares of that Portfolio or the approval of the Board of Trustees. In seeking such approval by the holders of shares of a Portfolio, each series of the Trust which is an investor in the Portfolio and each other investment company or series thereof which is an investor in the Portfolio will seek instructions from its shareholders as to how that series' or company's interest in the Portfolio will be voted and will vote its interest in accordance with those instructions. In the case of certain other investment funds that invest in the Portfolio, such funds may vote their shares either in accordance with the same procedures or in the same proportion as the shares of other holders of shares of the Portfolio are voted. Each annual continuance of the Agreement also requires approval by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated with respect to a Portfolio at any time, without penalty, on sixty days' written notice by the Board of Trustees of the Trust, by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding securities of the Portfolio, or by the Investment Adviser. The Agreement provides for its automatic termination in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         The Trust has acknowledged that the name "Cadre" is a property right of the Investment Adviser and other affiliates of Ambac Financial Group, Inc., and has agreed that the Investment Adviser and its affiliated companies may use and permit others to use that name. If the Agreement is terminated, the Trust may be required to cease using the name Cadre as part of its name or the name of any series of the Trust unless otherwise permitted by Ambac Financial Group, Inc. or any successor to its interest in such name.

         Custodian. U.S. Bank National Association, U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as custodian of the Trust's assets and maintains custody of each Portfolio's cash and investments. Cash held by the custodian, which may be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits (presently $100,000).

         Independent Accountants. KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York, 10154, are independent auditors of the Trust. The independent auditors are responsible for auditing the financial statements and prepare tax returns of each Portfolio. The selection of independent auditors is approved annually by the Board of Trustees.

         Item 17. Brokerage Allocation and Other Practices.

         Subject to the general supervision of the Board of Trustees of the Trust, the Investment Adviser is responsible for decisions to buy and sell securities for the Portfolios and for the selection of dealers to effect those transactions. Purchases of securities for the Portfolios will be made from issuers, underwriters and dealers. Sales of securities will be made to dealers and issuers. The Portfolios do not normally incur brokerage commissions on transactions in the types of securities in which they invest. These transactions are generally traded on a "net" basis, with dealers acting as principal in such transactions. However, the price at which securities are purchased from and sold to dealers will usually include a spread which represents a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter (an underwriting concession).

         In placing orders for the purchase and sale of investments for the Portfolios, the Investment Adviser gives primary consideration to the ability of dealers to provide the most favorable prices and efficient executions on transactions. If such price and execution are obtainable from more than one dealer, transactions may be placed with dealers who also furnish research services to the Trust or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities. These research services may be of benefit to the Investment Adviser or its affiliates in the management of accounts of other clients, or the accounts of the Investment Adviser and its affiliated companies, and may not in all cases benefit the Portfolios. While such services are useful and important in supplementing the Investment Adviser's own research and facilities, the Investment Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

         The Investment Adviser serves as the investment adviser to other clients, including other series of the Trust and other investment funds, and follows a policy of allocating investment opportunities and purchase and sale transactions equitably among its clients. In making such allocations, the primary factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, and the availability of cash for investment. This procedure may have an adverse effect on a client, including the Portfolios, in a particular transaction, but is expected to benefit all clients on a general basis.

         The Investment Adviser and its affiliates may invest in the same securities that are purchased for its clients. This at times may adversely affect the prices that can be obtained in transactions for the Portfolios or the availability of securities for purchase by the Portfolios. In the case of simultaneous orders to purchase or sell the same securities being handled by the Investment Adviser and involving a client account and the account of the Investment Adviser or one of its affiliates, client orders will be given preference so that client transactions will not be adversely affected by transactions being placed by the Investment Adviser for its own account or for the accounts of its affiliates. Investments made on behalf of the Investment Adviser or its affiliates are effected in transactions which are separate from any transactions for the accounts of clients in the same securities.

         Item 18. Capital Stock and Other Securities.

         Interests in each Portfolio are represented by shares of beneficial interest, $.001 par value. The Trust is authorized to issue an unlimited number of shares, and may issue shares in series, with each series representing interests in a separate portfolio of investments (a "fund").

         Each share of each fund represents an equal proportionate interest in that fund with each other share of such fund, without any priority or preference over other shares. All consideration received for the sales of a particular fund, all assets in which such consideration is invested, and all income, earnings and profits derived therefrom are allocated to and belong to that fund. As such, the interest of shareholders in each fund are separate and distinct from the interest of shareholders of the other funds, if any, comprising the Trust, and shares of a fund are entitled to dividends and distributions only out of the net income and gains, if any, of that fund as declared by the Board of Trustees. The assets of each fund are segregated on the Trust's books and are charged with the expenses and liabilities of that fund and with a share of the general expenses and liabilities of the Trust not attributable to other funds. The Board of Trustees determines those expenses and liabilities deemed to be general, and these items are allocated among funds in a manner deemed fair and equitable by the Board of Trustees in its sole discretion.

         Investors in each Portfolio participate pro rata in the distribution of taxable income, loss, gain and credit of that Portfolio. Upon liquidation of a Portfolio, investors in that Portfolio are entitled to share pro rata in the Portfolio's net assets available for distribution to investors.

         Item 19. Purchase, Redemption and Pricing of Securities Being Offered.

         Distribution of Shares. Shares of the Portfolios are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. An investment in the Portfolios may be made only by other series of the Trust, other registered investment companies and other collective investment vehicles which are authorized under their investment policies and applicable laws and regulations to purchase shares of the Portfolios. Such investors must be "accredited investors" within the meaning of Regulation D under the 1933 Act.

         As described in Item 7 of Part A, shares of the Portfolios are sold, without a sales charge, at the net asset value next computed after receipt of a purchase order by the Portfolio. Net asset value is computed once daily for each Portfolio, on each day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank of New York is open (each, a "Business Day"), as described below.

         Cadre Securities, Inc. ("CSI"), an affiliate of the Investment Adviser with offices at 905 Marconi Avenue, Ronkonkoma, New York 11779, which is an indirect subsidiary of Ambac, acts as placement agent for shares of the Portfolios pursuant to the terms of a placement agency agreement with the Trust (the "Placement Agreement"). The Portfolios do not pay any compensation to CSI for its services as placement agent.

         The Board of Trustees, including a majority of the Independent Trustees, approved the Placement Agreement at a meeting held in person on [ ], 1998. The Placement Agreement will remain in effect until [ ], 2000, and may be continued in effect from year to year thereafter if approved annually by the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Placement Agreement may be terminated at any time, without penalty, by either party upon 60 days written notice and terminates automatically in the event of an "assignment" as defined by the 1940 Act and the rules thereunder. Under the Placement Agreement, CSI is required to bear all of the costs associated with distribution of shares to investors in the Portfolios. The Trust has agreed to indemnify CSI to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.

         Redemption of Shares. The proceeds of the redemption of shares of the Portfolios are normally paid as described in the Part A. However, the payment of redemption proceeds may be postponed by a Portfolio for more than seven days or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio to determine fairly the value of its net assets, or (d) during any other period when the SEC, by order, so permits for the protection of investors. Applicable rules and regulations of the SEC will govern as to whether the conditions described in (b) or (c) exist. In addition, in the event that the Board of Trustees of the Trust determines that it would be detrimental to the best interests of remaining investors of a Portfolio to pay any redemption or redemptions in cash, a redemption payment may be made in whole or in part by a distribution in kind of portfolio securities held by the Portfolio, subject to applicable rules of the SEC. Any securities distributed in kind will be readily marketable and will be valued, for purposes of the redemption, in the same manner as such securities are normally valued by the Portfolio in computing its net asset value. In the unlikely event that shares of a Portfolio are redeemed in kind, the redeeming investor would incur transaction costs in converting the distributed securities to cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act and is therefore obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio during any 90 day period for any one investor.

         Computation of Net Asset Value. Part A describes the days on which the net asset values per share of the Portfolios are computed for purposes of purchases and redemptions of shares by investors in the Portfolios, and also sets forth the times as of which such computations are made. Net asset value is computed once daily as of 4:00 p.m. (Eastern time) on each Business Day, except as described below. The New York Stock Exchange currently observes the following holidays: New Year's Day; Martin Luther King's Birthday (third Monday in January); Presidents' Day (third Monday in February); Good Friday (Friday before Easter); Memorial Day (last Monday in May); Independence Day; Labor Day (first Monday in September); Thanksgiving Day (fourth Thursday in November); and Christmas Day. The Federal Reserve Bank of New York currently observes all the holidays listed above except Good Friday, and also observes Columbus Day (second Monday in October) and Veterans Day.

         Net asset value is computed as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets. Early closings may occur the Fridays preceding the following holidays: Martin Luther King's Birthday, Presidents' Day, Memorial Day, Labor Day and Columbus Day, and the business days preceding the following holidays:
Independence Day, Veterans Day, Thanksgiving Day, Christmas Day, and New Year's Day, and the Friday succeeding Thanksgiving Day.

         In accordance with rules adopted by the SEC, the amortized cost method of valuation is used to determine the value of the investments held by each Portfolio. Amortized cost involves valuing a security at its cost and amortizing any discount or premium over the period remaining until the maturity of the security. This method of valuation does not take into account unrealized capital gains and losses resulting from changes in the market values of the securities. The market values of debt securities purchased by a Portfolio will generally fluctuate as a result of changes in prevailing interest rate level and other factors.

         In order to use the amortized cost method of valuation, a Portfolio is required to maintain a dollar-weighted average maturity of 90 days or less, to purchase securities with remaining maturities of 397 days or less and to invest only in securities which have been determined by the Investment Adviser, under procedures adopted by the Board of Trustees, to present minimal credit risks and to be of eligible credit quality under applicable regulations. In addition, procedures have been adopted by the Board of Trustees which are designed to stabilize, to the extent reasonably possible, the prices of shares of the Portfolios, as computed for purposes of sales and redemptions of shares, at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the net asset value per share of each Portfolio calculated by using available market quotations for the investments of the Portfolio deviates from the net asset value per share of $1.00 computed by using the amortized cost method to value such investments. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be taken. The Trustees will take such action as they deem appropriate to eliminate or to reduce, to the extent reasonably practicable, any material dilution or other unfair results which might arise from differences between the two valuation methods. Such action may include selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, redeeming shares of the Portfolio in kind, withholding dividends or the distribution of net income, paying distributions from capital gains, or utilizing a net asset value per share that is based upon available market quotations. Use of amortized cost valuation by the Portfolios is subject to certain additional requirements imposed by SEC rules.

         Item 20. Tax Status.

         The Trust is organized as a Delaware business trust. The Portfolios are separate series of the Trust. Under the anticipated method of operation of each Portfolio as a partnership for federal income tax purposes, each Portfolio will not be subject to any income tax. However, each investor in a Portfolio that is not a tax-exempt investor will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of that Portfolio's ordinary income and capital gains in determining income tax liability. The determination of such shares will be made in accordance with the Code and regulations promulgated thereunder.


        The taxable year-end of each Portfolio is October 31. Although, as described above, the Portfolios will not be subject to federal income tax, the Trust will file appropriate income tax returns with respect to the Portfolios.


         The Trust believes that, in the case of an investor in a Portfolio that seeks to qualify as a regulated investment company ("RIC") under the Code, the investor should be treated for federal income tax purposes as an owner of an undivided interest in the assets and operations of the Portfolio, and accordingly, should be deemed to own a proportionate share of each of the assets of the Portfolio and should be entitled to treat as earned by it the portion of the Portfolio's gross income attributable to that share. The Trust also believes that each such investor should be deemed to hold its proportionate share of a Portfolio's assets for the period the Portfolio has held the assets or for the period the investor has been a partner in the Portfolio, whichever is shorter. Each investor in a Portfolio should consult its tax advisers regarding whether, in light of its particular tax status and any special tax rules applicable to it, this approach applies to its investment in the Portfolio, or whether the investor has no direct interest in Portfolio assets or operations.

         In order to enable an investor in a Portfolio that is otherwise eligible to qualify as a RIC under the Code to so qualify, each Portfolio intends to satisfy the requirements of Subchapter M of the Code relating to the nature of the Portfolio's gross income and the composition (diversification) of the Portfolio's assets as if those requirements were directly applicable to the Portfolio, and to allocate and distribute its net investment income and any net realized capital gains in a manner that will enable an investor in the Portfolio that is a RIC to comply with the qualification requirements imposed by Subchapter M.

         Each Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income (including net investment income derived from interest on U.S. Treasury obligations), net realized capital gains, and any other items of income, gain, loss, deduction or credit in a manner intended to comply with the Code and applicable regulations.

         To the extent the cash proceeds of any redemption or distribution exceed an investor's adjusted tax basis in shares of a Portfolio, the investor will generally recognize gain for federal income tax purposes. If, upon a complete redemption, the investor's adjusted tax basis in shares of a Portfolio exceeds the proceeds of the redemption, the investor generally will recognize a loss for federal income tax purposes. An investor's adjusted tax basis in shares of a Portfolio will generally be the aggregate price paid therefor, increased by the amounts of its distributive share of items of realized net income (including income, if any, exempt from federal income tax) and gain, and reduced, but not below zero, by the amounts of its distributive share of items of realized net loss and the amounts of any distributions received by the investor.

         Portfolio income allocated to investors that is derived from interest on obligations of the U.S. government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Trust will advise investors in the Portfolios of the extent, if any, to which a Portfolio's income consists of such interest. Investors are urged to consult their tax advisers regarding the possible exclusion of such portion of the income allocated to them by a Portfolio for state and local income tax purposes.

         The above discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, or the state, local or non-U.S. tax laws that may be applicable to certain investors. Investors should consult their own tax advisers with respect to the special tax rules that may apply to their particular situations, as well as the state, local or foreign tax consequences of them investing in a Portfolio.

         Item 21. Underwriters.

         CSI acts as the placement agent for shares of the Portfolios. See
Item 19.

         Item 22. Calculation of Performance Data.

         Not applicable.

         Item 23. Financial Statements.

         As of the date of this Part B, the Portfolios had no assets and had not yet commenced their operations. Accordingly, no financial statements of the Portfolios are included herein.

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

                  (a)      Financial Statements:

                           Included in Part A:

                           Financial Highlights for the Liquid Asset Fund series of Registrant.

                           Included in Part B:

                           The Financial Statements for the Liquid Asset Fund series of Registrant contained in Registrant's Annual Report for the fiscal year ended October 31, 1997 and the Report of Independent Auditors thereon are incorporated by reference to the Definitive 30b-2 filed (Edgar Form N-30D) on December 30, 1997, as Accession #0000947562-97-00003.

                           Included in Part C:

                           Consent of Independent Auditors is filed as Exhibit 11 to this Post-Effective Amendment No. 3.

                  (b)      Exhibits:

                           Exhibit  Description
                           Number

                           1(a) Amended and Restated Certificate of Trust dated June 30, 1997, previously filed as
                                    Exhibit 1(a) to Post-Effective Amendment No.
                                    3, March 2, 1998.

                           (b) Amended and Restated Declaration of Trust dated June 30, 1997, previously filed as
                                    Exhibit 1(b) to Post-Effective Amendment No.
                                    3, March 2, 1998.

                           2        By-Laws of Registrant, previously filed as
                                    Exhibit 2 to Post-Effective Amendment No. 2,
                                    February 28, 1997.

                           3        Not Applicable.

                           4 Instruments defining rights of holders of the securities being offered, previously filed as Exhibit 4 to Post-Effective Amendment No. 2, February 28, 1997.

                           5 Form of Investment Advisory Agreement between Registrant and Cadre Financial Services, Inc.is filed herewith.

                           6(a) Distribution Agreement between Registrant and Cadre Securities, Inc., previously filed as Exhibit 6 to Post-Effective Amendment No. 3, March 2, 1998.

                           (b) Form of Placement Agency Agreement between Registrant and Cadre Securities, Inc. is filed herewith.

                           7        Not Applicable.

                           8 Custodian Agreement between Registrant and First Trust National Association (now known as U.S. Bank National Association), dated March 16, 1998, is filed herewith.

                           9(a) Administration Agreement between Registrant and CadreFinancial Services, Inc., dated August 1, 1997, previously filed as Exhibit 9(a) to Post-Effective Amendment No. 3, March 2, 1998.

                                    Form of amendment to Schedules A and B of Administration Agreement is filed herewith.

                           (b) Transfer Agent Agreement between Registrant and Cadre Financial Services, Inc., dated August 1, 1997, previously filed as Exhibit 9(b) to Post-Effective Amendment No. 3, March 2, 1998).

                           10       Not Applicable.

                           11 Consent of Independent Auditors is filed herewith.

                           12       Not Applicable.

                           13 Agreement Regarding Initial Capital, previously filed as Exhibit 13 to Post-Effective Amendment No. 2, February 28, 1997.

                           14       Not applicable.

                           15       Not applicable.

                           16       Not applicable.

                           17       Not applicable.

                           18       Not applicable.

Item 25. Persons Controlled by or Under Common Control with Registrant.

         None.

Item 26. Number of Holders of Securities.

         Number of Record Holders

                                                    Number of Holders
         Name of Fund                               (as of March 31, 1998)
         ------------                               ----------------------
         Liquid Asset Fund                           34
         Institutional Reserves Fund                 None.
         U.S. Government Money Market Portfolio      None.
         Money Market Portfolio                      None.



Item 27. Indemnification.

         As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and pursuant to Article VI of Registrant's By-Laws, officers, trustees, employees and agents of Registrant may be indemnified against certain liabilities in connection with Registrant, and pursuant to Section 1.10 of the Distribution Agreement (previous file as Exhibit
6), Cadre Securities, Inc. as principal underwriter of Registrant, may be indemnified against certain liabilities which it may incur. Such Article VI of the By-Laws and Section 1.10 of the Distribution Agreement are hereby incorporated by reference in their entirety.

         Registrant intends to maintain an insurance policy insuring its officers and trustees against certain liabilities, and certain costs of defending claims against such officers and trustees, and to bear the costs of such policy except for such costs as is determined to be attributable to coverage protecting such persons against liabilities to which they may become subject as a consequence of their own willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act so long as the interpretations of Sections 17(h) and 17(i) of the Investment Company Act remain in effect and are consistently applied.

Item 28. Business and Other Connections of Investment Adviser.

         See "Management of the Trust" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory Arrangements" in the Statement of Additional Information constituting Part B of this Registration Statement.

         Reference is made to the Form ADV (File No. 801-50048) and Schedules thereto on file with the Commission of Cadre Financial Services, Inc., for a description of the names and employments of the directors, officers and partners of Cadre Financial Services, Inc., and other required information. Except as otherwise indicated, the address of each such person is 905 Marconi Avenue, Ronkonkoma, New York 11779.

Item 29. Principal Underwriters.

         (a) In addition to Cadre Institutional Investors Trust, Cadre Securities, Inc. (the "Distributor") currently acts as distributor for the following registered invested companies: The Cadre Network Health Financial Services Trust and Investment Services for Education Associations. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The Distributor is a wholly-owned subsidiary of Ambac Capital Corporation which, in turn, is a wholly owned subsidiary of Ambac Financial Group, Inc.

         (b) The information required by this Item 29 (b) with respect to each director, officer, or partner of Cadre Securities, Inc. is incorporated by reference to Schedule A of Form BD filed by Cadre Securities, Inc. with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-49667).

         (c) The Distributor does not receive compensation for its services as principal underwriter.

Item 30. Location of Accounts and Records.

         All accounts books and other documents required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of Cadre Financial Services, Inc., 905 Marconi Avenue, Ronkonkoma, New York 11779

Item 31. Management Services.

         Not Applicable.

Item 32. Undertakings.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request, and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, Cadre Institutional Investors Trust, has duly caused this Post-Effective Amendment No. 5 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Suffolk, and State of New York, on the 24th day of April, 1998.

                                            Cadre Institutional Investors Trust

                                            By: /s/ William T. Sullivan, Jr.
                                                -------------------------------
                                                William T. Sullivan, Jr.
                                                Chairman and President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No.4 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                   Title                               Date
---------                                   -----                               ----
/s/ William T. Sullivan, Jr.                Trustee, President                  April 24, 1998
----------------------------                (Principal Executive Officer)
William T. Sullivan, Jr.

/s/ David L. Boyle                          Trustee                             April 24, 1998
----------------------------
David L. Boyle

/s/ Russell E. Galipo                       Trustee                             April 24, 1998
----------------------------
Russell E. Galipo

/s/ Donald E. Gray                          Trustee                             April 24, 1998
----------------------------
Donald E. Gray

/s/ Donald W. Green                         Trustee                             April 24, 1998
----------------------------
Donald W. Green

/s/ C. Roderick O'Neil                      Trustee                             April 24, 1998
----------------------------
C. Roderick O'Neil

/s/ William J. Reynolds                     Trustee                             April 24, 1998
----------------------------
William J. Reynolds

/s/ Peter Poillon                           Treasurer                           April 24, 1998
----------------------------                (Principal Financial Officer)
Peter Poillon

                                INDEX TO EXHIBITS


5        Form of Investment Advisory Agreement

6(b)     Form of Placement Agreement

8        Custodian Agreement

9(a)     Form of amendment to Schedules A and B of Administration Agreement

11       Consent of Independent Auditors